Athene Annuity and Life Company ICC24 RIA II (05/25) NF ICC24 RIA II (05/25) NF Individual Single Purchase Payment Index-Linked Deferred Variable Annuity Contract • Periodic income commencing on Annuity Date. • The values of this contract may be affected by an external index; however, this contract does not directly participate in any stock or equity investments. • Option to change Annuity Date. • Non-Participating. • Free Withdrawal Provision. • After the Withdrawal Charge Period, the Minimum Guaranteed Interest Rate for Fixed Segment Options is subject to redetermination on each Fixed Segment Start Date. • This Contract contains an Interest Adjustment that may result in both upward and downward adjustments in Withdrawals or surrenders, as applicable. [State] Insurance Department [1-800-XXX-XXXX] Athene Annuity and Life Company will make the payments and provide the benefits described in this contract in consideration for the payment by the Owner of the Purchase Payment when due. The Company will pay the Death Benefit to the Beneficiary as provided in this contract if: (1) any Owner dies prior to the Annuity Date, or (2) any Owner is a non-natural person and any Annuitant dies prior to the Annuity Date. This is a legal contract between the Owner and Athene Annuity and Life Company. Contractual benefits and values for Index-Linked Segment Options are variable, may increase or decrease, and are not guaranteed as to a fixed dollar amount. The Interim Value on Index-Linked Segment Options may reflect a negative return even if the external index increases, may reflect a positive return even if the external index decreases, and may be lower than the amount available on the Segment Term End Date. The risk of loss may be greater if withdrawal, death, annuitization, transfer, or surrender occurs before the end of the Segment Term Period. Gains may be limited. The Death Benefit is equal to Interim Value. In any year, it may be less than the Contract Value. Please read your contract carefully. It includes the provisions both on the pages within and on any riders or endorsements which are attached. If you are not satisfied with your contract, you may return it to the Company or to the financial professional from whom your contract was purchased within 20 days following its receipt, and the Purchase Payment paid, less any Withdrawals, will be refunded, and your contract will be cancelled. If this Contract is a result of a replacement of an existing contract, you have 30 days from receipt of this Contract to return it for a refund of the Purchase Payment paid, less any Withdrawals. This is referred to as the “Right to Cancel Period”. Mike Downing Blaine T. Doerrfeld President Secretary Administrative Office: Home Office: Mail Processing Center 7700 Mills Civic Pkwy P.O. Box 1555 West Des Moines, IA 50266-3862 Des Moines, IA 50306-1555 (888) 266-8489 (888) 266-8489 /s/ Mike Downing /s/ Blaine T. Doerrfeld

Athene Annuity and Life Company ICC24 RIA II (05/25) NF Page i ICC24 RIA II (05/25) NF Table of Contents Contract Schedule ......................................................................................................................................... 1 Annuity Tables ............................................................................................................................................... 2 1. Definitions ................................................................................................................................................. 4 Administrative Office ............................................................................................................................ 4 Annuitant, Joint Annuitant .................................................................................................................... 4 Annuity Date ........................................................................................................................................ 4 Beneficiary ........................................................................................................................................... 4 Business Day ....................................................................................................................................... 4 Company ............................................................................................................................................. 4 Contract Anniversary ............................................................................................................................ 4 Contract Date ....................................................................................................................................... 4 Contract Year ....................................................................................................................................... 4 Holding Account ................................................................................................................................... 4 Index or Indices .................................................................................................................................... 5 Index-Linked Segment Option .............................................................................................................. 5 Owner, Joint Owners ............................................................................................................................ 5 Segment Allocation Percentage ........................................................................................................... 5 Segment Anniversary ........................................................................................................................... 5 Segment Options ................................................................................................................................. 5 Segment End Date ............................................................................................................................... 5 Segment Start Date ............................................................................................................................. 5 Segment Term Period .......................................................................................................................... 5 Segment Year ...................................................................................................................................... 5 Separate Account ................................................................................................................................. 6 Strategy Endorsements ........................................................................................................................ 6 Withdrawal ........................................................................................................................................... 6 2. General Provisions ................................................................................................................................... 6 Annuity Payments ................................................................................................................................ 6 Assignment .......................................................................................................................................... 6 Change of Annuitant ............................................................................................................................ 7 Change of Beneficiary .......................................................................................................................... 7 Contract ............................................................................................................................................... 7 Conformity with Applicable Laws .......................................................................................................... 7 Conformity with Interstate Insurance Product Regulation Commission Standards ................................ 7 Incontestability ..................................................................................................................................... 7

Athene Annuity and Life Company ICC24 RIA II (05/25) NF Page ii ICC24 RIA II (05/25) NF Misstatement of Age or Gender ............................................................................................................ 7 Ownership ............................................................................................................................................ 8 Notices ................................................................................................................................................. 8 Premium Taxes .................................................................................................................................... 8 Statements ........................................................................................................................................... 8 3. Purchase Payment and Contract Value .................................................................................................... 9 Purchase Payment ............................................................................................................................... 9 Contract Value ..................................................................................................................................... 9 Interim Value ........................................................................................................................................ 9 Segment Value ..................................................................................................................................... 9 Segment Interim Value ......................................................................................................................... 9 Segment Credits .................................................................................................................................. 9 Segment Allocation .............................................................................................................................. 9 Segment Value Transfers ..................................................................................................................... 9 4. Cash Surrender Value and Withdrawals .................................................................................................10 Cash Surrender Value ........................................................................................................................10 Withdrawal Charge ............................................................................................................................10 Withdrawals, Free Withdrawals ..........................................................................................................10 Required Minimum Distribution Withdrawals ...................................................................................... 11 5. Death Provisions .................................................................................................................................... 11 Death Benefit ..................................................................................................................................... 11 Beneficiary ......................................................................................................................................... 12 Death of an Annuitant prior to the Annuity Date .................................................................................. 12 Death of an Owner prior to the Annuity Date ...................................................................................... 12 Death on or after the Annuity Date ..................................................................................................... 13 6. Settlement Options ................................................................................................................................. 13 Election of Option ............................................................................................................................... 13 Settlement Options ............................................................................................................................ 13 Option 1: Life Annuity .................................................................................................................... 13 Option 2: Life Annuity with Guaranteed Period .............................................................................. 13 Option 3: Installment Refund Life Annuity ...................................................................................... 14 Option 4: Joint and Last Survivor Annuity ...................................................................................... 14 Option 5: Fixed Period Annuity ...................................................................................................... 14 7. Termination ............................................................................................................................................. 14 For information, or to make a complaint regarding your contract, call: [888-266-8489]

Athene Annuity and Life Company ICC24 RIA II (05/25) NF Page 4 ICC24 RIA II (05/25) NF 1. Definitions In addition to the terms defined throughout this contract, the following terms have the respective meanings described in this section: Administrative Office Our Administrative Office is shown on the front of this contract. We may change our Administrative Office by notifying you in writing. Annuitant, Joint Annuitant The Annuitant is the natural person named on the Contract Schedule. The Annuitant is the person whose life determines the annuity payments made under your contract. You may name two natural persons on the application to be Joint Annuitants. Annuity Date The Annuity Date is the date on which annuity payments will begin. The Annuity Date is the date shown on the Contract Schedule and is the Contract Anniversary on or first following the later of the Annuitant's age 95, and the 10th Contract Anniversary, unless modified by any rider or endorsement. In the case of Joint Annuitants, the Annuity Date will be based on the age of the older Joint Annuitant. You may select an earlier Annuity Date, which may be any time after the Contract Date, by notice provided to us. The revised Annuity Date must be at least 10 days after we receive your notice. Beneficiary The Beneficiary is one or more persons or entities named by the Owner to receive the Death Benefit. Business Day Business Day means any day of the week except for Saturday, Sunday, and U.S. federal holidays where U.S. stock exchanges are closed. Company The Company and “we,” “us,” and “our” refer to Athene Annuity and Life Company. Contract Anniversary A Contract Anniversary is any 12-month anniversary of the Contract Date. For example, if the Contract Date is January 17, 2025, then the first Contract Anniversary is January 17, 2026. Contract Date The Contract Date is the date your contract is issued as shown on the Contract Schedule. Contract Year A Contract Year is the 12-month period that begins on the Contract Date and each Contract Anniversary. For example, if the Contract Date is January 17, 2025, then the first Contract Year is the 12-month period that includes January 17, 2025, through January 16, 2026. Holding Account The Holding Account is an account that holds the Purchase Payment until it is allocated to the applicable Segment Options according to the Segment Allocation Percentages selected by the Owner. Interest is credited daily to the Holding Account in accordance with the Holding Account Fixed Interest Rate. The Holding Account Fixed Interest Rate is an annual rate that is shown on the Segment Contract Schedule and is guaranteed not to change.

Athene Annuity and Life Company ICC24 RIA II (05/25) NF Page 5 ICC24 RIA II (05/25) NF Index or Indices Index means a benchmark designed to track the performance of a defined portfolio of securities, which is used in the calculation of the Segment Credits for an Index-Linked Segment Option. The Index or Indices for each Index-Linked Segment Option are shown on the Segment Contract Schedule. Index-Linked Segment Option Index-Linked Segment Option means any Segment Option that calculates Segment Credits based on one or more underlying Indices (as opposed to a predetermined interest rate as with Fixed Segment Options). Owner, Joint Owners Owner means one or more persons or entities named as owner in the application or their successor or assignee per an assignment made in accordance with this contract. If no owner is named on the application, the Annuitant will be the Owner. If Joint Owners are named, all references to Owner shall mean the Joint Owners. Joint Owners must be spouses. References to “you” and “your” refer to the Owner. Segment Allocation Percentage A Segment Allocation Percentage is the percentage of the Purchase Payment applied to each Segment Option as elected by you. Segment Anniversary A Segment Anniversary is any 12-month anniversary of the Initial Segment Start Date (shown in the Segment Contract Schedule). For example, if the Initial Segment Start Date is January 22, 2025, then the first Segment Anniversary is January 22, 2026. Segment Options A Segment Option is a method for crediting funds to your contract. It includes a Segment Term Period and an Index, if applicable. There may be several Segments Options available within any Strategy Endorsement. The Segment Options available on the Initial Segment Start Date are shown on the Segment Contract Schedule. You may transfer funds across available Segment Options in accordance with the Segment Value Transfers provision of this contract. Segment End Date A Segment End Date is the last day of a Segment Term Period. The Segment Credit for Index-Linked Segment Options is calculated on the Segment End Date. The Segment End Date coincides with the next Segment Start Date. Segment Start Date The Segment Start Date is the first date of the Segment Term Period. The day and month on which any Segment Start Date falls will always be the same day and month as the Initial Segment Start Date shown in the Segment Contract Schedule. Segment Term Period The Segment Term Period for each Segment Option is shown on the Segment Contract Schedule. The Segment Term Period ends on the Segment End Date. Unless otherwise stated in a Strategy Endorsement, upon expiration of each Segment Term Period a new Segment Term Period will begin. Segment Year A Segment Year is the 12-month period that begins on the Initial Segment Start Date (shown on the Segment Contract Schedule) and each Segment Anniversary. For example, if the Initial Segment Start Date is January 22, 2025, then the first Segment Year is the 12-month period that includes January 22, 2025, through January 21, 2026.

Athene Annuity and Life Company ICC24 RIA II (05/25) NF Page 6 ICC24 RIA II (05/25) NF Separate Account The Separate Account is the segregated account, established by the Company under Iowa law, in which we hold reserves for our obligations under the contract. The portion of the assets of the Separate Account equal to the reserves and other contract liabilities with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we may conduct. You do not participate in the performance of assets held in the Separate Account and do not have any direct claim on them. The Separate Account is not registered under the Investment Company Act of 1940. The separate account underlying the filing complies with or has been authorized by the State of Iowa, including Commissioner approval if required. Strategy Endorsements Strategy Endorsements are separate documents that include additional terms of your contract and are attached to and made part of this contract. Withdrawal Unless otherwise specified, a Withdrawal is the removal of funds from your contract, including a partial Withdrawal, a surrender of your contract, payment of a Death Benefit, or the application of the Interim Value to a Settlement Option. A Withdrawal amount is the amount of Contract Value withdrawn for such benefits, before the application of Withdrawal Charges, Interest Adjustments, and Equity Adjustments, if applicable. 2. General Provisions Annuity Payments Unless the Death Benefit is owed or you have surrendered your contract for the Cash Surrender Value, annuity payments will commence on the Annuity Date. Annuity payments will be paid to you or a payee you designate in accordance with the terms and conditions of the Settlement Option elected by the Owner, or if no Settlement Option is elected, in accordance with the terms and conditions of this Annuity Payments provision. To receive annuity payments, an Annuitant must be living on the Annuity Date and on the date that each following payment is due, if applicable. The “Settlement Options” are the methods of distribution described in the Settlement Options section of your contract. We may require proof of the correct age and gender of an Annuitant before making annuity payments. An election of a Settlement Option must be made in writing by the Owner before the Annuity Date and is irrevocable as of the Annuity Date. If a Settlement Option has not been elected prior to the Annuity Date, one of the following two payment provisions will apply: • If there is one living Annuitant on the Annuity Date, the Interim Value will be applied to provide annuity payments for the longer of the lifetime of the Annuitant and five years; or • If there are two living Joint Annuitants on the Annuity Date, the Interim Value will be applied to provide annuity payments in the same monthly amount for the longer of the lifetimes of both Joint Annuitants and five years. Assignment We reserve the right to refuse our consent to any assignment at any time on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation, including Rule 12h-7 under the Securities Exchange Act of 1934, or successor regulations. You may request to assign or transfer your rights under this contract by notifying us. We will not be bound by an assignment until we acknowledge it. If your contract is assigned, the assignment will take effect on the date the notice was signed, unless otherwise specified by the Owner, and is subject to any payments made or actions taken by us before receipt of that notice. We have no liability under any assignment for our actions or omissions done in good faith. In addition, we shall not be liable for any tax consequences you may incur due to the assignment of your contract.

Athene Annuity and Life Company ICC24 RIA II (05/25) NF Page 7 ICC24 RIA II (05/25) NF Change of Annuitant Before the Annuity Date, you may change the Annuitant by notifying us. A change will take effect as of the date you signed the notice, unless you specify otherwise. The Annuitant may not be changed if this contract is owned by a non-natural person, unless the contract is being continued by a surviving spouse as sole Beneficiary in which case the surviving spouse Beneficiary will become the Annuitant. The Annuitant cannot be changed on or after the Annuity Date. Change of Beneficiary Before the date the Death Benefit becomes payable, you may change a Beneficiary by notifying us. You may name one or more contingent Beneficiaries. The interest of any named irrevocable Beneficiary cannot be changed without the written consent of that Beneficiary. A change will take effect as of the date you signed the notice, unless you specify otherwise. Any change is subject to payment or other action taken by us before we received the notice. Contract This contract, including the Contract Schedule, the Segment Contract Schedule, the attached application, if any, and any attached endorsements, riders or amendments constitute the entire contract. No one except the President or Secretary of the Company may change or waive any of the terms of this contract. Any change must be in writing and signed by the President or the Secretary of the Company. Conformity with Applicable Laws The benefits and Cash Surrender Value available under your contract are not less than the minimum benefits required by Section 7b of the NAIC Model Variable Annuity Regulation (model #250) for amounts allocated to a Fixed Segment Option and Section 7 of the NAIC Model Variable Annuity Regulation, model #250, for amounts allocated to an Index-Linked Segment Option. The nonforfeiture interest rate will be consistent with the minimum nonforfeiture interest rate prescribed in the law of the state in which the contract is issued. If any provision of your contract is determined not to provide the minimum benefits, that provision will be deemed to be amended to conform or comply with such standards. Notwithstanding any provision in your contract to the contrary, all distributions under your contract must be made in accordance with the applicable requirements of section 72(s) of the Internal Revenue Code, as amended, or section 401(a)(9), as amended, as applicable, and all terms of your contract will be interpreted consistently with the requirements of section 72(s) or section 401(a)(9), as applicable. Conformity with Interstate Insurance Product Regulation Commission Standards This contract was approved under the authority of the Interstate Insurance Product Regulation Commission and issued under the Commission standards. Any provision of the contract that on the provision’s effective date is in conflict with the applicable Interstate Insurance Product Regulation Commission standards for this product type in effect as of the effective date of Commission contract approval is hereby amended to conform to the Interstate Insurance Product Regulation Commission standards in effect as of the effective date of Commission contract approval. Incontestability All statements made in the application by, or under the authority of, the applicant are considered representations and not warranties. The validity of your contract will not be contestable. Misstatement of Age or Gender If the age of an Owner or Annuitant has been misstated and, as of the Contract Date, their correct age exceeded the Maximum Issue Age, we will refund the Purchase Payment paid less any prior Withdrawals or distributions and we will void this contract. The Maximum Issue Age is shown on the Contract Schedule.

Athene Annuity and Life Company ICC24 RIA II (05/25) NF Page 8 ICC24 RIA II (05/25) NF If the age or gender of an Annuitant has been misstated (but the age as of the Contract Date did not exceed the Maximum Issue Age), the amount we will pay will be that which the Purchase Payment paid would have purchased if the correct age and gender had been stated. Age will be calculated as the age at the last birthday of that Annuitant. Any underpayments made by us due to a misstatement will be immediately paid in one sum with compounded interest. Any overpayments made by us will be charged against the next succeeding annuity payment or payments with compounded interest. Interest under this provision will be calculated based on the Misstatement Interest Rate shown on the Contract Schedule. Ownership All rights described in your contract may be exercised by you subject to the rights of any assignee of record with us and any irrevocably named Beneficiary. You may change the Owner at any time, except where prohibited by law or regulations, including Rule 12h-7 under the Securities Exchange Act of 1934, or successor regulations under the Securities Exchange Act of 1934, as amended. You may change an Owner by notifying us. A change will take effect as of the date you signed the notice, unless you specify otherwise, subject to any payment or other action taken by us before we received the notice. We will not be liable for any tax consequences you may incur due to a change of the Owner designation. Notices Unless stated otherwise, a valid notice or request from you to us must be in writing (or other form acceptable to us), signed by you, and received in good order at our Administrative Office. Premium Taxes Your state may charge us a premium tax for your contract. We may deduct the amount of that tax from your Purchase Payments when your Purchase Payments are received, or from the Contract Value of your contract upon: • any Withdrawal from your contract; • the election of a Settlement Option; or • the payment of a Death Benefit. Statements Each Contract Year, the Company will furnish a statement to the Owner reflecting the following information: (1) the beginning and ending dates of the statement period, (2) the Contract Value at the beginning and end of the statement period, (3) the Interim Value at the beginning and end of the statement period, (4) the Interest Adjustment at the beginning and end of the statement period, (5) amounts credited and debited to the Contract Value, such as Withdrawals and Segment Credits, (6) the Cash Surrender Value at the end of the statement period, and (7) the Death Benefit at the end of the statement period. The Owner may request a statement reflecting current contract values at any time.

Athene Annuity and Life Company ICC24 RIA II (05/25) NF Page 9 ICC24 RIA II (05/25) NF 3. Purchase Payment and Contract Value Purchase Payment The “Purchase Payment” is the amount we receive for your contract, as shown on the Contract Schedule. The Purchase Payment is due on the Contract Date. The minimum amount required to issue your contract is the Minimum Purchase Payment, as shown on the Contract Schedule. Unless we approve otherwise, the maximum Purchase Payment that we will accept for your contract is $1,000,000. No Purchase Payment will be accepted after the Contract Date. Contract Value The “Contract Value” at any time is equal to the sum of the Segment Values. Interim Value The “Interim Value” at any time is equal to the sum of the Segment Interim Values. Segment Value The “Segment Value” of a Segment Option at any time is determined based on the provisions of the applicable Strategy Endorsement. Segment Interim Value The “Segment Interim Value” of a Segment Option at any time is determined based on the provisions of the Interim Value Endorsement. Segment Credits The dollar amounts we credit to each Segment Option under this contract are called “Segment Credits.” Segment Credits may be positive, negative, or zero. Segment Credits will be calculated for a Segment Option based on the provisions of the applicable Strategy Endorsement. Segment Allocation On the Contract Date, the Purchase Payment will be credited to the Holding Account. The Holding Account will be transferred to the Segment Options on the Initial Segment Start Date (shown in the Segment Contract Schedule) based on the Segment Allocation Percentages selected by the Owner. The Segment Allocation Percentages selected for each Segment Option must be a whole percentage ranging from 0% to 100%. The sum of the Segment Allocation Percentages must equal 100%. Segment Value Transfers At each Segment End Date that occurs before the Annuity Date, you may elect to transfer some or all of the Segment Value from a Segment Option into one or more of your contract’s other Segment Options, subject to any transfer limitations specified in the Strategy Endorsements. Each Segment Option involved in a transfer must be at the end of a Segment Term Period. We will notify you at least 15 days before the Segment End Date of the Cap Rates, Participation Rates, Downside Participation Rates, Trigger Rates, and Annual Interest Rates applicable to available Segment Options for the next Segment Term Period. Cap Rates, Participation Rates, Downside Participation Rates, Trigger Rates, and Annual Interest Rates are defined in the applicable Strategy Endorsements. To elect a transfer, you must notify us at least two Business Days before the Segment End Date on which the transfer is to be made. Your notice must specify the Segment Options to which each transfer is to be made. You must also specify the amount that is to be transferred, either as a total dollar amount or as a whole percentage of the Segment Value of the Segment Option from which the funds are being transferred.

Athene Annuity and Life Company ICC24 RIA II (05/25) NF Page 10 ICC24 RIA II (05/25) NF For any transfer request we receive where the amount to be transferred represents a percentage of a known or unknown value, we will use our best efforts to determine the amount that must be transferred from each Segment Option in order to satisfy the intent of your request. 4. Cash Surrender Value and Withdrawals Cash Surrender Value The “Cash Surrender Value” is the Interim Value adjusted for any applicable Withdrawal Charges. On or before the Annuity Date and before the date the Death Benefit becomes payable under this contract, you may surrender your contract for the Cash Surrender Value by making a written request to our Administrative Office. Withdrawal Charge Withdrawals may incur a charge if made during the Contract Years with a corresponding positive rate as shown in the Withdrawal Charge Rate Schedule (that charge, a “Withdrawal Charge”; those Contract Years, the “Withdrawal Charge Period”). The amount of the Withdrawal Charge is the applicable rate from the Withdrawal Charge Rate Schedule multiplied by the Withdrawal amount. The Withdrawal Charge Rate Schedule is set forth in your Contract Schedule. The Withdrawal Charge does not apply to Free Withdrawals (defined in the following provision). Withdrawals, Free Withdrawals On or before the Annuity Date and before the date the Death Benefit becomes payable under this contract, you may request a Withdrawal from your contract. The Withdrawal amount, adjusted for any applicable Withdrawal Charges, Interest Adjustment, and Equity Adjustment, cannot be greater than the Cash Surrender Value. The “Interest Adjustment” is a positive or negative adjustment that approximates the change in the value of the fixed income assets purchased in support of the contract. The Interest Adjustment will be applied to any portion of a surrender or Withdrawal that is subject to a Withdrawal Charge and will be calculated as a separate adjustment that is in addition to any applicable Withdrawal Charge. An Interest Adjustment will not be applied to any portion of a surrender or Withdrawal that is not subject to a Withdrawal Charge. The “Equity Adjustment” is a positive or negative adjustment that approximates the change in the market value of the derivative instruments purchased in support of the contract. All Withdrawals will be subject to an Equity Adjustment. The Interest Adjustment and Equity Adjustment on any date are determined based on the provisions of the Interim Value Endorsement. Unless you direct otherwise, all partial Withdrawals will be taken first from the Fixed Segment Options (shown on the Segment Contract Schedule), beginning with the Fixed Segment Option with the shortest Segment Term Period. To the extent there are not enough funds in the Fixed Segment Options to cover the entire Withdrawal, we will deduct the remaining balance from the other Segment Options in which you have funds, beginning with Segment Options that have the shortest Segment Term Period. If you have multiple Segment Options with the same Segment Term Period, we will deduct the remaining balance pro rata across those Segment Options. A “Free Withdrawal” is a Withdrawal amount on which no Withdrawal Charges or Interest Adjustment apply. Free Withdrawals are available beginning on the Initial Segment Start Date. The Free Withdrawal amount available to you in the first Segment Year will be equal to the Free Withdrawal Percentage for that Segment Year multiplied by the Contract Value on the Initial Segment Start Date. In subsequent Segment Years, the Free Withdrawal amount available to you will be equal to the Free Withdrawal Percentage for that Segment Year multiplied by the Contract Value as of the Segment Anniversary on the first day of that Segment Year.

Athene Annuity and Life Company ICC24 RIA II (05/25) NF Page 11 ICC24 RIA II (05/25) NF The Free Withdrawal Percentages are shown on the Contract Schedule. Any unused portion of the Free Withdrawal amount for a Segment Year cannot be carried over to the following Segment Year. If the amount of a Withdrawal in any Segment Year exceeds the Free Withdrawal amount for that Segment Year, the excess Withdrawal will be subject to any applicable Withdrawal Charge and Interest Adjustment. To take a Withdrawal from your contract, you must notify us. The minimum amount that you may request to be withdrawn from your contract at any time is $500. If you request a Withdrawal that causes the Contract Value to be less than $2,000, we will treat your request as a surrender of your contract. We reserve the right to pay Withdrawal amounts directly to you. We may defer payment of any Withdrawals of any type from your contract for up to six months if the Iowa Insurance Division approves the deferral. Required Minimum Distribution Withdrawals This provision applies only if your contract is subject to the minimum distribution requirements under Internal Revenue Code section 401(a)(9), such as if this contract is a contract issued in connection with a qualified plan under section 401(a), a section 403(b) contract, an individual retirement annuity contract under section 408, or a Roth IRA under section 408A. Any Withdrawal of a required minimum distribution under section 401(a)(9) with respect to this contract, as calculated by us, will not be subject to a Withdrawal Charge or Interest Adjustment except as otherwise provided in this section. Any required minimum distribution Withdrawal amount includes and is not in addition to the contract's Free Withdrawal amount. Required minimum distributions will incur a Withdrawal Charge and Interest Adjustment if you previously took a Withdrawal in the same Segment Year to satisfy the required minimum distribution requirement. In this circumstance, you must wait until the next Segment Anniversary to take your required minimum distribution free of a Withdrawal Charge or Interest Adjustment. 5. Death Provisions Death Benefit The “Death Benefit” will be equal to the Interim Value. The Death Benefit will be calculated as of the date of death. Withdrawal Charges will not be applied in determining the Death Benefit payable to the Beneficiary. Before we will pay the Death Benefit, we must receive the following claim information at our Administrative Office in a form and manner satisfactory to us, which includes: • proof of death while the contract was in effect; • our claim form properly completed from each Beneficiary, as applicable; and • any other documents required by law. The Death Benefit will earn interest from the date of death to the date of payment at a rate at least equal to the rate established by us for post-mortem interest. Additional interest at a rate of 10% per annum will be added if the claim has been paid within 31 days of the latest: (1) the date we receive proof of death; (2) the date we receive sufficient information to determine our liability, the extent of the liability and the person legally entitled to the proceeds; and (3) the date that legal impediments to payments of proceeds that depend on the action of persons other than us are resolved and sufficient evidence of such resolution is provided to us. Legal impediments to the payment include but are not limited to (i) the establishment of guardianships or conservatorships; (ii) the appointment and qualification of trustees, executors, and administrators; and (iii) the submission of information required to satisfy state and federal reporting requirements. The Death Benefit must be paid in a manner than complies the applicable requirements of section 72(s) of the Internal Revenue Code.

Athene Annuity and Life Company ICC24 RIA II (05/25) NF Page 12 ICC24 RIA II (05/25) NF Beneficiary The following rules apply unless otherwise permitted by us in accordance with applicable law: • No Beneficiary has any rights in your contract until they are entitled to the Death Benefit. If the Beneficiary, including an irrevocable Beneficiary, dies before that time, all rights of that Beneficiary will end at their death. • If no Beneficiary has been named or if no Beneficiary is alive at the time the Death Benefit is payable, then the Beneficiary is the estate of the deceased Owner or Annuitant whose death caused the Death Benefit to be payable. If the death of both Joint Annuitants or Joint Owners, if applicable, occurs simultaneously, the estates of both will be the Beneficiary in equal shares. This paragraph does not apply if there is a named Beneficiary and such Beneficiary is an entity. • If you have not designated how the Death Benefit is to be distributed and two or more Beneficiaries are entitled to the Death Benefit, the Death Benefit will be paid to the Beneficiaries in equal shares. • Unless you notify us otherwise, if you have designated how the Death Benefit is to be distributed and a Beneficiary dies prior to the time such Beneficiary is entitled to the Death Benefit, the portion of the Death Benefit designated to the deceased Beneficiary will be divided among the surviving Beneficiaries and Beneficiaries that are entities on a pro rata basis. In other words, each surviving Beneficiary's or each entity Beneficiary’s interest in the Death Benefit will be divided by the sum of the interests of all such surviving or entity Beneficiaries to determine the percentage each Beneficiary will receive of the deceased Beneficiary's original interest in the Death Benefit. Death of an Annuitant prior to the Annuity Date If the Annuitant is not an Owner and dies prior to the Annuity Date, you may designate a new Annuitant, subject to our underwriting rules then in effect. If no designation is made within 30 days of death of the Annuitant, the younger of you or any Joint Owner will become the Annuitant. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Owner and a new Annuitant may not be designated. Death of an Owner prior to the Annuity Date If any Owner (or, if the Owner is a non-natural person, any Annuitant) dies prior to the Annuity Date, we will pay the Death Benefit to the Beneficiary. Upon the death of any Joint Owner, where the surviving spouse is the surviving Joint Owner, the surviving Joint Owner will become the sole designated Beneficiary to whom the Death Benefit will be paid, and any other Beneficiary designation on record at the time of the death will be treated as a contingent Beneficiary. If the Beneficiary is a natural person, that Beneficiary may elect for the Death Benefit to be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, provided the election is made in accordance with Internal Revenue Code section 72. If the sole Beneficiary is the deceased Owner’s surviving spouse (or, if the Owner is a non-natural person, the deceased Annuitant’s surviving spouse), the surviving spouse may elect to continue the contract as the sole Owner in lieu of receiving the Death Benefit. This provision relating to the surviving spouse can only apply once and cannot apply a second time if the surviving spouse elects to continue the contract, remarries, and then dies. All elections must be made by submitting the appropriate notice to us.

Athene Annuity and Life Company ICC24 RIA II (05/25) NF Page 13 ICC24 RIA II (05/25) NF Death on or after the Annuity Date If an Owner dies (or an Annuitant dies where the Owner is a non-natural person) on or after the Annuity Date and before the entire interest in this contract has been distributed, any remaining interest in this contract will be distributed under the method of distribution being used on the date of death. 6. Settlement Options Election of Option On the Annuity Date, the Interim Value will be applied to provide annuity payments to you or a payee you designate in accordance with the applicable Settlement Option elected by the Owner or, if no Settlement Option was elected, in accordance with the Annuity Payments provision. Withdrawal Charges will not be applied when you elect a Settlement Option and will not be applied to the resulting annuity payments. As stated in the Annuity Payments provision, an election of a Settlement Option must be made in writing by the Owner prior to the Annuity Date and is irrevocable as of the Annuity Date. Additionally, the Beneficiary may elect to receive the Death Benefit under one of the Settlement Options described below, subject to the satisfaction of section 72(s) of the Internal Revenue Code, as amended. Any election of a Settlement Option by a Beneficiary must be made in writing and is irrevocable as of the date payments begin. For purposes of the Settlement Options below, the Beneficiary will be the Annuitant. A lump sum along with a Settlement Option may be elected. The amount applied under the Settlement Option must be at least $5,000. If on the Annuity Date the Contract Value is less than $5,000, the full Contract Value will be paid to you in a lump sum. Payments made quarterly, semiannually, or annually may be elected in lieu of monthly payments. Payments less than $100 will only be made annually. Settlement Options No future payments under any option except as provided in the Settlement Option or by law may be assigned or transferred. In addition to the Settlement Options below, we may provide other options at our discretion: Option 1: Life Annuity Monthly payments will be made during the lifetime of the Annuitant. The monthly payments will cease on the death of the Annuitant. No payments will be due after the death of the Annuitant. Option 2: Life Annuity with Guaranteed Period Monthly payments will be made for the longer of the guaranteed period elected and the lifetime of the Annuitant. The guaranteed periods are 5, 10, 15 or 20 years, or any other period agreed upon in writing by us. After the guaranteed period, monthly payments will cease on the death of the Annuitant, and no payments will be due after the death of the Annuitant. If the Annuitant dies during the guaranteed period, no payments will be due after the guaranteed period.

Athene Annuity and Life Company ICC24 RIA II (05/25) NF Page 14 ICC24 RIA II (05/25) NF Option 3: Installment Refund Life Annuity Monthly payments will be made for the Installment Refund Period and thereafter for the lifetime of the Annuitant. The “Installment Refund Period” is the period required for the sum of the monthly payments to equal the total amount applied under this option. After the Installment Refund Period, monthly payments will cease on the death of the Annuitant, and no payments will be due after the death of the Annuitant. If the Annuitant dies during the Installment Refund Period, no payments will be due after the Installment Refund Period. Option 4: Joint and Last Survivor Annuity Monthly payments will be made for the joint lifetime of two Annuitants and in an equal amount during the remaining lifetime of the survivor. Payments will cease, and no further payments will be due, on the death of the last survivor. Payments may also be elected to be made to the survivor in an amount equal to two- thirds or one-half of the payment made during the joint lifetime of the two persons. We will furnish Annuity Settlement Option factors for Option 4 upon request. Option 5: Fixed Period Annuity Monthly payments will be made for the fixed period elected. Payments will cease at the end of the fixed period and no further payments will be due. The fixed period that may be elected is any period from 5 to 30 years. Fixed periods shorter than 10 years are only available as a Death Benefit Settlement Option. Annuity Settlement Option factors for Options 1, 2, 3, and 5 are shown on the Contract Schedule. 7. Termination Your contract will terminate on the date on which all amounts are paid as required by your contract.

Athene Annuity and Life Company ICC24 RIA II (05/25) NF ICC24 RIA II (05/25) NF Individual Single Purchase Payment Index-Linked Deferred Variable Annuity Contract Subject to the terms and conditions of your contract, periodic income commencing on the Annuity Date with the option to change the type of Settlement Option payable prior to the Annuity Date. Non-Participating. Free Withdrawal Provision. Administrative Office: Home Office: Mail Processing Center 7700 Mills Civic Pkwy P.O. Box 1555 West Des Moines, IA 50266-3862 Des Moines, IA 50306-1555 (888) 266-8489 (888) 266-8489

Contract Schedule Athene Annuity and Life Company ICC24 CS II (05/25) Page 1 ICC24 CS II (05/25) Contract Schedule Contract Number: [Specimen] Annuitant: [John Doe] Age: [35] Gender: [Male] [Joint Annuitant: [Jane Doe] Age: [35] Gender: [Female]] Owner: [John Smith] Age: [60] Gender: [Male] [Joint Owner: [Jane Smith] Age: [60] Gender: [Female]] Contract Date: [01/10/2025] Maximum Issue Age: [80] Annuity Date: [01/10/2085] Purchase Payment: $[10,000.00] Minimum Purchase Payment: $[5,000.00] Misstatement Interest Rate: [1.00%] Withdrawal Charge Rate Schedule Free Withdrawal Percentage Schedule [Contract Year Rate [Segment Year Percentage 1 8.00% 1 10.00% 2 8.00% 2 10.00% 3 7.00% 3 10.00% 4 6.00% 4 10.00% 5 5.00% 5 10.00% 6 4.00% 6 10.00% 7+ 0.00%] 7+ 100.00%]

Contract Schedule Athene Annuity and Life Company ICC24 CS II (05/25) Page 2 ICC24 CS II (05/25) Annuity Tables The guaranteed monthly income rates for the Settlement Options are set forth in the tables below and are based on an interest rate of [0.50]% and where lifespan affects the payout, the [2012 ANB IAM Period Table developed by the Society of Actuaries, with gender-specific rates, projected for 13 years using Projection Scale G2 for the first year of annuity income and one additional year of projection for each subsequent year]. If we are required to use the same income rates for males and females, the guaranteed monthly income rates for the Settlement Options where lifespan affects the payout assume that Annuitants are 60% female and 40% male. We may offer guaranteed monthly income rates that are more favorable than those contained in your contract. When annuity benefits commence, they will not be less than those that would be provided by the application of the Cash Surrender Value to purchase a single premium immediate annuity contract at purchase rates offered by the Company at the time to the same class of annuitants. Males - Option One, Two and Three Monthly Income Rates per $1,000 Period Certain & Life Age Life 5 Years 10 Years 15 Years 20 Years Installment Refund 60 [3.07 3.06 3.04 3.00 2.94 2.65 65 3.62 3.60 3.56 3.48 3.34 3.00 70 4.38 4.36 4.26 4.07 3.78 3.46 75 5.52 5.45 5.20 4.74 4.13 4.07 80 7.28 7.06 6.35 5.32 4.32 4.88 85 10.10 9.33 7.47 5.64 4.37 5.99 90 14.61 12.05 8.18 5.75 4.38 7.53 95 21.17 14.39 8.46 5.76 4.38 9.53] Females - Option One, Two and Three Monthly Income Rates per $1,000 Period Certain & Life Age Life 5 Years 10 Years 15 Years 20 Years Installment Refund 60 [2.92 2.92 2.90 2.87 2.82 2.55 65 3.42 3.41 3.38 3.31 3.22 2.88 70 4.10 4.08 4.01 3.87 3.65 3.30 75 5.09 5.04 4.87 4.53 4.03 3.85 80 6.62 6.47 5.96 5.15 4.27 4.57 85 9.03 8.50 7.10 5.56 4.36 5.56 90 12.66 10.99 7.97 5.73 4.38 6.90 95 18.31 13.59 8.39 5.76 4.38 8.78]

Contract Schedule Athene Annuity and Life Company ICC24 CS II (05/25) Page 3 ICC24 CS II (05/25) Non gender-specific - Option One, Two and Three Monthly Income Rates per $1,000 Period Certain & Life Age Life 5 Years 10 Years 15 Years 20 Years Installment Refund 60 [2.98 2.98 2.96 2.92 2.87 2.59 65 3.50 3.49 3.45 3.38 3.27 2.93 70 4.21 4.19 4.11 3.96 3.70 3.37 75 5.27 5.21 5.00 4.62 4.07 3.94 80 6.89 6.71 6.12 5.22 4.29 4.70 85 9.46 8.84 7.26 5.60 4.36 5.75 90 13.43 11.43 8.06 5.73 4.38 7.15 95 19.43 13.93 8.42 5.76 4.38 9.09] Option Five1 Monthly Income Rates per $1,000 of Proceeds Number of Years Monthly Payment 5 [16.87 10 8.54 15 5.76 20 4.38 25 3.54 30 2.99] 1 Fixed periods shorter than 10 years are only available as a Death Benefit Settlement Option. Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld

Confinement Waiver of Withdrawal Charges Athene Annuity and Life Company ICC24 CW II (05/25) Page 1 ICC24 CW II (05/25) CONFINEMENT WAIVER OF WITHDRAWAL CHARGES Part of the Contract This endorsement is attached to and made part of your contract and is subject to all terms and conditions of your contract. Any capitalized terms not defined in this endorsement are defined in the contract. To the extent there are any conflicts between this endorsement and your contract, this endorsement will control. The effective date of this endorsement is the Contract Date. Confinement Waiver After the first Contract Anniversary and on or before the Annuity Date and before the date the Death Benefit becomes payable under the contract, you may request a payment equal to an amount of up to your contract’s Interim Value if, at the time of the request, all of the following conditions are met: • any Owner (or if the Owner is a non-natural person, any Annuitant) is confined to a Qualified Care Facility; • confinement continues for at least 60 consecutive days; • confinement begins after the Contract Date; • confinement is recommended in writing by a Physician; and • we receive the Withdrawal request and the Physician's written recommendation (1) no later than 90 days following the date the confinement has ceased or (2) as soon as practicable following the date confinement has ceased if we are provided evidence that it was not reasonably possible to provide those items within the 90-day period. Except for delays caused by a lack of legal capacity, in no event may those items be provided to us more than one year following the date the confinement has ceased. Any payment made under this endorsement will not be subject to Withdrawal Charges or Interest Adjustments. Any applicable Equity Adjustment will still apply. A “Qualified Care Facility” means a Convalescent Care Facility, Hospice Facility or Hospital, defined as follows: • “Convalescent Care Facility” means an institution which: (i) is licensed by the State as a convalescent nursing facility, a qualified nursing facility, a convalescent hospital, a convalescent unit of a Hospital, an intermediate care facility, or a custodial care facility; and (ii) is primarily engaged in providing, in addition to room and board accommodations, continuous nursing service by or under the supervision of a Physician or a licensed registered nurse (R.N.); and (iii) maintains a daily record of each patient which is available for our review; and (iv) administers a planned program of observation and treatment by a Physician (which for purposes of this provision also cannot be the proprietor or an employee of such facility) which is in accordance with existing standards of medical practice for the confinement. Convalescent Care Facility does not mean a facility or any part of a facility used primarily for rest care, training or education, or the treatment of alcoholism or chemical dependency. • “Hospice Facility” means an institution which provides a formal program of care for terminally ill patients whose life expectancy is less than six months, provided on an inpatient basis and directed by a Physician. It must be licensed, certified, or registered in accordance with State law.

Confinement Waiver of Withdrawal Charges Athene Annuity and Life Company ICC24 CW II (05/25) Page 2 ICC24 CW II (05/25) • “Hospital” means an institution which: (i) is licensed as a hospital and operated pursuant to law; and (ii) is primarily engaged in providing or operating (either on its premises or in facilities available to the hospital on a prearranged contractual basis and under the supervision of a staff of one or more duly licensed Physicians) diagnostic and surgery facilities for the medical care and treatment of injured and sick persons on an inpatient basis for which a charge is made; and (iii) provides 24-hour nursing service by or under the supervision of a licensed registered nurse (R.N.). Hospital does not mean a facility or any part of a facility used primarily for rest care, training or education, or the treatment of alcoholism or chemical dependency. “Physician” means a doctor of medicine or osteopathy practicing in a State in which he or she is legally authorized to practice medicine. The Physician cannot be you, an Annuitant, a Beneficiary, or a member of your, an Annuitant’s, or a Beneficiary’s immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, grandparent, grandchild, cousin, aunt, uncle, niece, nephew, or any of their spouses, domestic partners, or civil union partners. “State” for purposes of this endorsement means each state of the United States of America, as well as the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, Guam, and American Samoa. We reserve the right to obtain, at any time, an additional opinion or an examination of the ill person from a Physician that we designate at our expense. Should this opinion differ from that of the ill person’s Physician, the opinion of our Physician will prevail. The results of the additional opinion or examination shall be the basis for approving or disapproving the payment request. Denial of Waiver If we deny a confinement waiver claim, the Withdrawal will not be disbursed until the Owner is notified of the denial and provided the opportunity to accept or reject the Withdrawal proceeds after any Withdrawal Charge and any applicable Interest Adjustment. Termination This endorsement will terminate upon termination of the contract. This endorsement will also terminate upon the change or addition of an Owner (or if the Owner is a non-natural person, upon the change or addition of an Annuitant), except through continuation of the contract by the surviving spouse. Termination of this contract shall not prejudice the waiver of any Withdrawal Charges and Interest Adjustments while this Confinement Waiver was in force. Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld

Terminal Illness Waiver of Withdrawal Charges Athene Annuity and Life Company ICC24 TIW II (05/25) Page 1 ICC24 TIW II (05/25) TERMINAL ILLNESS WAIVER OF WITHDRAWAL CHARGES Part of the Contract This endorsement is attached to and made part of your contract and is subject to all terms and conditions of your contract. Any capitalized terms not defined in this endorsement are defined in the contract. To the extent there are any conflicts between this endorsement and your contract, this endorsement will control. The effective date of this endorsement is the Contract Date. Terminal Illness Waiver After the first Contract Anniversary and on or before the Annuity Date and before the date the Death Benefit becomes payable under this contract, you may request a payment equal to an amount of up to your contract’s Interim Value if, at the time of the request, all of the following conditions are met: • any Owner (or if the Owner is a non-natural person, any Annuitant), is diagnosed with a Terminal Illness; • the initial diagnosis occurs after the Contract Date; and • the Withdrawal request is accompanied by a certification of Terminal Illness prepared by a Physician who has examined the ill Owner or Annuitant (as applicable) and is qualified to provide the certification. Any payment made under this endorsement will not be subject to Withdrawal Charges or Interest Adjustments. Any applicable Equity Adjustment will still apply. “Terminal Illness” means an illness or injury that is expected to cause death within 12 months. “Physician” means a doctor of medicine or osteopathy practicing in a State in which he or she is legally authorized to practice medicine. The Physician cannot be you, an Annuitant, a Beneficiary, or a member of your, an Annuitant’s, or a Beneficiary’s immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, grandparent, grandchild, cousin, aunt, uncle, niece, nephew, or any of their spouses, domestic partners, or civil union partners. “State” means each state of the United States of America, as well as the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, Guam, and American Samoa. Upon receipt of proof of Terminal Illness, we reserve the right to obtain, at any time, an additional opinion or an examination of the ill person from a Physician that we designate at our expense. Should this opinion differ from that of the ill person’s Physician, the opinion of our Physician will prevail. The results of the additional opinion or examination shall be the basis for approving or disapproving the payment request. Denial of Waiver If we deny a Terminal Illness waiver claim, the Withdrawal will not be disbursed until the Owner is notified of the denial and provided the opportunity to accept or reject the Withdrawal proceeds after any Withdrawal Charge and any applicable Interest Adjustment.

Terminal Illness Waiver of Withdrawal Charges Athene Annuity and Life Company ICC24 TIW II (05/25) Page 2 ICC24 TIW II (05/25) Termination This endorsement will terminate upon termination of the Contract. This provision will also terminate upon the change or addition of an Owner (or if the Owner is a non-natural person, upon the change or addition of an Annuitant), except through continuation of the contract by the surviving spouse. Termination of this contract shall not prejudice the waiver of any Withdrawal Charges and Interest Adjustments while this Terminal Illness Waiver was in force. Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld

Athene Annuity and Life Company ICC24 SCS II (05/25) NF Page 1 ICC24 SCS II (05/25) NF Segment Contract Schedule Initial Segment Term Period Allocation The Segment Allocation Percentages for the initial Segment Term Period are shown in the table below. Segment Option Buffer Rate Initial Segment Allocation Percentages Performance Lock Available? [[1-Yr Point-to-Point Buffer (SPX)] [20.00]% [0]% [Yes]] [[1-Yr Point-to-Point Buffer (SPX)] [10.00]% [100]% [Yes]] [[1-Yr Point-to-Point Buffer (NDX)] [10.00]% [0]% [Yes]] [[1-Yr Point-to-Point Buffer (BXIIMSTN)] [10.00]% [0]% [Yes]] [[1-Yr Point-to-Point Buffer (RTY)] [10.00]% [0]% [Yes]] [[1-Yr Point-to-Point Buffer (MXEA)] [10.00]% [0]% [Yes]] [[1-Yr Dual Direction Buffer (SPX)] [10.00]% [0]% [Yes]] [[1-Yr Trigger Buffer (SPX)] [10.00]% [0]% [Yes]] [[1-Yr Dual Trigger Buffer (SPX)] [20.00]% [0]% [Yes]] [[1-Yr Dual Trigger Buffer (SPX)] [10.00]% [0]% [Yes]] [[2-Yr Point-to-Point Buffer (SPX)] [20.00]% [0]% [Yes]] [[2-Yr Point-to-Point Buffer (SPX)] [10.00]% [0]% [Yes]] [[2-Yr Point-to-Point Buffer (NDX)] [10.00]% [0]% [Yes]] [[2-Yr Point-to-Point Buffer (BXIIMSTN)] [10.00]% [0]% [Yes]] [[2-Yr Point-to-Point Buffer (RTY)] [10.00]% [0]% [Yes]] [[2-Yr Point-to-Point Buffer (MXEA)] [10.00]% [0]% [Yes]] [[6-Yr Point-to-Point Buffer (SPX)] [30.00]% [0]% [Yes]] [[6-Yr Point-to-Point Buffer (SPX)] [20.00]% [0]% [Yes]] [[6-Yr Point-to-Point Buffer (SPX)] [10.00]% [0]% [Yes]] [[6-Yr Point-to-Point Buffer (NDX)] [10.00]% [0]% [Yes]] [[6-Yr Point-to-Point Buffer (BXIIMSTN)] [10.00]% [0]% [Yes]] [[6-Yr Buffer Multi-Index (SPX, RTY, MXEA)] [10.00]% [0]% [Yes]] [[6-Yr Milestone Lock Buffer (SPX)] [10.00]% [0]% [Yes]] [[6-Yr Dual Direction Buffer (SPX)] [20.00]% [0]% [Yes]] [[6-Yr Dual Trigger Buffer (SPX)] [30.00]% [0]% [Yes]] [[6-Yr Dual Trigger Buffer (SPX)] [20.00]% [0]% [Yes]] [[6-Yr Dual Trigger Buffer (SPX)] [10.00]% [0]% [Yes]] [[Fixed] [N/A] [0]% No] Substitution or Discontinuation of an Index We have the right to discontinue an Index or substitute a comparable Index if: • the Index is discontinued; • the Index values become unavailable; • there is a substantial change in the calculation of the Index; • we lose our right to use the Index; • we are unable to hedge the risks associated with the Index; or • any similar conditions approved by the Interstate Insurance Product Regulation Commission.

Athene Annuity and Life Company ICC24 SCS II (05/25) NF Page 2 ICC24 SCS II (05/25) NF If any of these conditions occur, we will either discontinue the Index or substitute a comparable Index for the Index and provide you 30 days’ prior notice of the change at your last known address on file with us. Any substitute Index will be submitted for prior approval to the Interstate Insurance Product Regulation Commission. We will notify the Owner and any assignee of the substitution. If no substitute Index is provided, the Segment Value will be automatically transferred to the Fixed Segment Option on the scheduled Segment End Date, unless you elect to have the Segment Value transferred to one or more of the available Segment Options by providing us notice, as provided for in the Segment Value Transfers provision of the contract. If we discontinue any Index during a Segment Term Period and substitute a similar Index, Segment Credits will be determined as follows: (1) For any Buffer Milestone Segment Option, until a Milestone Credit Percentage is determined after the Index substitution, we will determine the next potential Milestone Credit Percentage after the substitution by (i) multiplying together one plus the percentage change in the Index Price of the original Index from the most recent Milestone Date until the date of the substitution and one plus the percentage change in the Index Price of the substituted Index from the date of the substitution until the current Observation Date, (ii) subtracting one from the result, and then (iii) applying the then- current Cap Rate, Participation Rate, and Buffer Rate (as applicable) if a Milestone Credit Percentage is determined. Once a Milestone Credit Percentage has been determined (and a Milestone Date is set) after the Index substitution, only the substituted index will be used to measure the Milestone Index Change at any future Observation Date during the Segment Term Period. Any previously determined Milestone Credit Percentages will also be used in the calculation of the Segment Credit. (2) For all other Index-Linked Segment Options, we will determine the Index Change for the Segment Term Period by (i) multiplying together one plus the percentage change in the Index Price of the original Index from the Segment Start Date until the date of the substitution and one plus the percentage change in the Index Price of the substituted Index from the date of the substitution until the Segment End Date, (ii) subtracting one from the result, and then (iii) applying any applicable Cap Rate, Participation Rate, Downside Participation Rate, Trigger Rate, and Buffer Rate. The substituted Index will be incorporated in the Buffer Multi-Index Segment Option, if applicable. (3) For all Index-Linked Segment Options, the resulting Segment Credit will be added to your Segment Value on the scheduled Segment End Date. If we discontinue any Index during a Segment Term Period and do not substitute a similar Index, Segment Credits will be determined as follows: (1) For any Buffer Milestone Segment Option, we will determine the final Milestone Credit Percentage for the Segment Term Period by applying the applicable Cap Rate, Participation Rate, and Buffer Rate to the percentage change in the Index Price from the most recent Milestone Date until the date of discontinuation. Any previously determined Milestone Credit Percentages will also be used in the calculation of the Segment Credit. (2) For all other Index-Linked Segment Options, we will calculate the Segment Credit as of the date the Index is discontinued (including for the Buffer Multi-Index Segment Option, if any of the three Indices is affected). The Segment Credit will be based on (i) the percentage change of the Index Price from the Segment Start Date to the date of discontinuation, and (ii) any applicable Cap Rate, Participation Rate, Downside Participation Rate, Trigger Rate, and Buffer Rate. (3) For all Index-Linked Segment Options, the resulting Segment Credit will be added to your Segment Value on the scheduled Segment End Date.

Athene Annuity and Life Company ICC24 SCS II (05/25) NF Page 3 ICC24 SCS II (05/25) NF Addition, Discontinuation, or Suspension of a Segment Option We may add, discontinue, or temporarily suspend the availability of any Index-Linked Segment Option at our discretion. When a change is made to an Index-Linked Segment Option, we will send you a notice describing the change. This change will take effect upon your contract as of the next available Segment Start Date for any allowable transfers into the affected Index-Linked Segment Options. If you have Segment Value in an Index-Linked Segment Option that is discontinued or suspended, the Segment Value will remain in that Index- Linked Segment Option until the end of that option’s Segment Term Period. After that, that Index-Linked Segment Option will no longer be available. If a Segment Option is no longer available, the Segment Value in that option will be automatically transferred to the Fixed Segment Option on the scheduled Segment End Date, unless you elect to have the Segment Value transferred to one or more of the available Segment Options by providing us notice as provided for in the Segment Value Transfers provision of the contract. Holding Account Fixed Interest Rate: [1.00%] Initial Segment Start Date: [January] [22], [2025] Fixed Segment Option[s] The Annual Interest Rate for each Fixed Segment Option will not be less than the Minimum Guaranteed Interest Rate. The Initial Minimum Guaranteed Interest Rate established on the Contract Date is guaranteed until the first Fixed Segment Start Date after the Withdrawal Charge Period. After the Withdrawal Charge Period, the Minimum Guaranteed Interest Rate will be redetermined on each Fixed Segment Start Date. Segment Term Period Initial Minimum Guaranteed Interest Rate Initial Annual Interest Rate [[1] Year[s] [1.00]% [1.00]%]

Athene Annuity and Life Company ICC24 SCS II (05/25) NF Page 4 ICC24 SCS II (05/25) NF Buffer Segment Option[s] Segment Option Guarantees Index1,2 Segment Term Period Buffer Rate Minimum Cap Rate Minimum Participation Rate [[S&P 500® (SPX)] [1] Year[s] [20.00]% [2.00]% [100]%] [[S&P 500® (SPX)] [1] Year[s] [10.00]% [2.00]% [100]%] [[Nasdaq-100® (NDX)] [1] Year[s] [10.00]% [2.00]% [100]%] [[Shiller Barclays CAPE® US Mid- Month Sector TR Net (BXIIMSTN)] [1] Year[s] [10.00]% [2.00]% [100]%] [[Russell 2000® (RTY)] [1] Year[s] [10.00]% [2.00]% [100]%] [[MSCI EAFE (MXEA)] [1] Year[s] [10.00]% [2.00]% [100]%] [[S&P 500® (SPX)] [2] Year[s] [20.00]% [4.00]% [100]%] [[S&P 500® (SPX)] [2] Year[s] [10.00]% [4.00]% [100]%] [[Nasdaq-100® (NDX)] [2] Year[s] [10.00]% [4.00]% [100]%] [[Shiller Barclays CAPE® US Mid- Month Sector TR Net (BXIIMSTN)] [2] Year[s] [10.00]% [4.00]% [100]%] [[Russell 2000® (RTY)] [2] Year[s] [10.00]% [4.00]% [100]%] [[MSCI EAFE (MXEA)] [2] Year[s] [10.00]% [4.00]% [100]%] [[S&P 500® (SPX)] [6] Year[s] [30.00]% [12.00]% [100]%] [[S&P 500® (SPX)] [6] Year[s] [20.00]% [12.00]% [100]%] [[S&P 500® (SPX)] [6] Year[s] [10.00]% [12.00]% [100]%] [[Nasdaq-100® (NDX)] [6] Year[s] [10.00]% [12.00]% [100]%] [[Shiller Barclays CAPE® US Mid- Month Sector TR Net (BXIIMSTN)] [6] Year[s] [10.00]% [12.00]% [100]%] Initial Segment Term Period Data Index1,2 Segment Term Period Buffer Rate Cap Rate Participation Rate [[S&P 500® (SPX)] [1] Year[s] [20.00]% [2.00]% [100]%] [[S&P 500® (SPX)] [1] Year[s] [10.00]% [2.00]% [100]%] [[Nasdaq-100® (NDX)] [1] Year[s] [10.00]% [2.00]% [100]%] [[Shiller Barclays CAPE® US Mid- Month Sector TR Net (BXIIMSTN)] [1] Year[s] [10.00]% [2.00]% [100]%] [[Russell 2000® (RTY)] [1] Year[s] [10.00]% [2.00]% [100]%] [[MSCI EAFE (MXEA)] [1] Year[s] [10.00]% [2.00]% [100]%] [[S&P 500® (SPX)] [2] Year[s] [20.00]% [4.00]% [100]%] [[S&P 500® (SPX)] [2] Year[s] [10.00]% [4.00]% [100]%] [[Nasdaq-100® (NDX)] [2] Year[s] [10.00]% [4.00]% [100]%] [[Shiller Barclays CAPE® US Mid- Month Sector TR Net (BXIIMSTN)] [2] Year[s] [10.00]% [4.00]% [100]%] [[Russell 2000® (RTY)] [2] Year[s] [10.00]% [4.00]% [100]%] [[MSCI EAFE (MXEA)] [2] Year[s] [10.00]% [4.00]% [100]%] [[S&P 500® (SPX)] [6] Year[s] [30.00]% [12.00]% [100]%] [[S&P 500® (SPX)] [6] Year[s] [20.00]% [12.00]% [100]%] [[S&P 500® (SPX)] [6] Year[s] [10.00]% [12.00]% [100]%] [[Nasdaq-100® (NDX)] [6] Year[s] [10.00]% [12.00]% [100]%] [[Shiller Barclays CAPE® US Mid- Month Sector TR Net (BXIIMSTN)] [6] Year[s] [10.00]% [12.00]% [100]%]

Athene Annuity and Life Company ICC24 SCS II (05/25) NF Page 5 ICC24 SCS II (05/25) NF Trigger Segment Option[s] Segment Option Guarantees Index1,2 Segment Term Period Buffer Rate Minimum Trigger Rate [S&P 500® (SPX)] [1] Year[s] [10.00]% [2.00]% Initial Segment Term Period Data Index1,2 Segment Term Period Buffer Rate Trigger Rate [S&P 500® (SPX)] [1] Year[s] [10.00]% [2.00]% Dual Trigger Segment Option[s] Segment Option Guarantees Index1,2 Segment Term Period Buffer Rate Minimum Trigger Rate [S&P 500® (SPX)] [1] Year[s] [20.00]% [2.00]% [S&P 500® (SPX)] [1] Year[s] [10.00]% [2.00]% [S&P 500® (SPX)] [6] Year[s] [30.00]% [12.00]% [S&P 500® (SPX)] [6] Year[s] [20.00]% [12.00]% [S&P 500® (SPX)] [6] Year[s] [10.00]% [12.00]% Initial Segment Term Period Data Index1,2 Segment Term Period Buffer Rate Trigger Rate [S&P 500® (SPX)] [1] Year[s] [20.00]% [2.00]% [S&P 500® (SPX)] [1] Year[s] [10.00]% [2.00]% [S&P 500® (SPX)] [6] Year[s] [30.00]% [12.00]% [S&P 500® (SPX)] [6] Year[s] [20.00]% [12.00]% [S&P 500® (SPX)] [6] Year[s] [10.00]% [12.00]%

Athene Annuity and Life Company ICC24 SCS II (05/25) NF Page 6 ICC24 SCS II (05/25) NF Dual Direction Segment Option[s] Segment Option Guarantees Index1,2 Segment Term Period Buffer Rate Minimum Cap Rate Minimum Participation Rate Minimum Downside Participation Rate [S&P 500® (SPX)] [1] Year[s] [10.00]% [2.00]% [100]% [100]% [S&P 500® (SPX)] [6] Year[s] [20.00]% [12.00]% [100]% [100]% Initial Segment Term Period Data Index1,2 Segment Term Period Buffer Rate Cap Rate Participation Rate Downside Participation Rate [S&P 500® (SPX)] [1] Year[s] [10.00]% [2.00]% [100]% [100]% [S&P 500® (SPX)] [6] Year[s] [20.00]% [12.00]% [100]% [100]% Buffer Multi-Index Segment Option[s] Segment Option Guarantees Index1,2 Index Allocation Percentage Segment Term Period Buffer Rate Minimum Cap Rate Minimum Participation Rate Index X: [S&P 500® (SPX)] Index Y: [Russell 2000® (RTY)] Index Z: [MSCI EAFE (MXEA)] Allocation 1 [50%] Allocation 2 [30%] Allocation 3 [20%] [6] Year[s] [10.00]% [12.00]% [100]% Initial Segment Term Period Data Index1,2 Index Allocation Percentage Segment Term Period Buffer Rate Cap Rate Participation Rate Index X: [S&P 500® (SPX)] Index Y: [Russell 2000® (RTY)] Index Z: [MSCI EAFE (MXEA)] Allocation 1 [50%] Allocation 2 [30%] Allocation 3 [20%] [6] Year[s] [10.00]% [12.00]% [100]% Buffer Milestone Segment Option[s] Segment Option Guarantees Index1,2 Segment Term Period Buffer Rate Observation Interval Milestone Threshold Minimum Cap Rate Minimum Participation Rate [S&P 500® (SPX)] [6] Year[s] [10.00]% [1 Year[s]] [25.00]% [12.00]% [100]% Initial Segment Term Period Data Index1,2 Segment Term Period Buffer Rate Observation Interval Milestone Threshold Cap Rate Participation Rate [S&P 500® (SPX)] [6] Year[s] [10.00]% [1 Year[s]] [25.00]% [12.00]% [100]%

Athene Annuity and Life Company ICC24 SCS II (05/25) NF Page 7 ICC24 SCS II (05/25) NF 1Index-linked returns may not include the portion of returns generated by the underlying Index that come from dividends. 2The elements used in determining the crediting rates for the Index are not guaranteed and can be changed by us, subject to guarantees in the contract, and any such changes can affect Segment Credits. [S&P 500® Price Return Index The S&P 500® Index (the “Index") is a product of S&P Dow Jones Indices LLC or its affiliates (“S&P DJI”) and has been licensed for use by Athene Annuity and Life Company (“Athene”). S&P®, S&P 500®, SPX®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); It is not possible to invest directly in an index. Athene’s products are not regulated, sponsored, operated, issued, endorsed, sold, guaranteed or promoted by S&P DJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Athene’s products or any member of the public regarding the advisability of investing in securities generally or in Athene’s products particularly or the ability of the Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Athene with respect to the Index is the licensing of the Index and/or sub-licensing certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Athene or Athene’s products. S&P Dow Jones Indices has no obligation to take the needs of Athene or the owners of Athene’s products into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Athene’s products. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice. S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ATHENE, OWNERS OF ATHENE’S PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE ATHENE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD- PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ATHENE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES]

Athene Annuity and Life Company ICC24 SCS II (05/25) NF Page 8 ICC24 SCS II (05/25) NF [Russell 2000® Price Return Index Athene annuity products (the “Products”) have been developed solely by Athene Annuity and Life Company. The Products are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the Russell 2000 Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “Russell®” and “Russell 2000®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Products. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Products or the suitability of the Index for the purpose to which it is being put by Athene Annuity and Life Company.] [MSCI EAFE Price Return Index THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY ATHENE ANNUITY AND LIFE COMPANY. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Athene Annuity and Life Company ICC24 SCS II (05/25) NF Page 9 ICC24 SCS II (05/25) NF No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.] [Nasdaq-100® Price Return Index The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations' only relationship to Athene Annuity and Life Company (“Licensee”) is in the licensing of the Nasdaq®, Nasdaq-100®, and Nasdaq-100® Index, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s). THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ- 100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.] [Shiller Barclays CAPE® US Mid-Month Sector TR Net Index The Shiller Barclays CAPE® US Mid-Month Sector TR Net Index (the “Index”) has been developed in part by RSBB- I, LLC, the research principal of which is Robert J. Shiller. RSBB-I, LLC is not an investment advisor, and does not guarantee the accuracy or completeness of the Index, or any data or methodology either included therein or upon which it is based. Neither RSBB-I, LLC nor Robert J. Shiller or any of their respective partners, employees, subcontractors, agents, suppliers and vendors (collectively, the “Protected Parties”) shall have any liability, whether caused by the negligence of a Protected Party or otherwise, for any errors, omissions, or interruptions therein, and make no warranties, express or implied, as to performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages, even if RSBB-I, LLC, Robert J. Shiller or any Protected Party is advised of the possibility of same. Neither Barclays Bank PLC ("BB PLC") nor any of its affiliates (collectively "Barclays") is the issuer or producer of Athene Annuity and Life Company’s (“Athene”) annuity products (the “Products”) and Barclays has no responsibilities, obligations or duties to purchasers of the Products. The Index, together with any Barclays indices that are components of the Index, is a trademark owned by Barclays and, together with any component indices and index data, is licensed for use by Athene as the issuer or producer of the Products (the "Issuer").

Athene Annuity and Life Company ICC24 SCS II (05/25) NF Page 10 ICC24 SCS II (05/25) NF Barclays’ only relationship with the Issuer in respect of the Index is the licensing of the Index, which is administered, compiled and published by BB PLC in its role as the Index sponsor (the "Index Sponsor") without regard to the Issuer or the Products or purchasers of the Products. Additionally, Athene as issuer or producer of the Products may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Products. Consumers acquire the Products from Athene and neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Barclays upon purchasing the Products. The Products are not sponsored, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of the Products or use of the Index or any data included therein. Barclays shall not be liable in any way to the Issuer, purchasers of the Products or to other third parties in respect of the use or accuracy of the Index or any data included therein. Barclays Index Administration (“BINDA”), a distinct function within BB PLC, is responsible for day-to-day governance of BB PLC’s activities as Index Sponsor. To protect the integrity of Barclays’ indices, BB PLC has in place a control framework designed to identify and remove and/or mitigate (as appropriate) conflicts of interest. Within the control framework, BINDA has the following specific responsibilities: • oversight of any third-party index calculation agent; • acting as approvals body for index lifecycle events (index launch, change and retirement); and • resolving unforeseen index calculation issues where discretion or interpretation may be required (for example: upon the occurrence of market disruption events). To promote the independence of BINDA, the function is operationally separate from BB PLC’s sales, trading and structuring desks, investment managers, and other business units that have, or may be perceived to have, interests that may conflict with the independence or integrity of Barclays’ indices. Notwithstanding the foregoing, potential conflicts of interest exist as a consequence of BB PLC providing indices alongside its other businesses. Please note the following in relation to Barclays’ indices: • BB PLC may act in multiple capacities with respect to a particular index including, but not limited to, functioning as index sponsor, index administrator, index owner and licensor. • Sales, trading or structuring desks in BB PLC may launch products linked to the performance of a index. These products are typically hedged by BB PLC’s trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index. • BB PLC may establish investment funds that track an index or otherwise use an index for portfolio or asset allocation decisions. The Index Sponsor is under no obligation to continue the administration, compilation and publication of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index. The Index Sponsor has appointed a third- party agent (the "Index Calculation Agent") to calculate and maintain the Index. While the Index Sponsor is responsible for the operation of the Index, certain aspects have thus been outsourced to the Index Calculation Agent. Barclays a. makes no representation or warranty, express or implied, to the Issuer or any member of the public regarding the advisability of investing in transactions generally or the ability of the Index to track the performance of any market or underlying assets or data; and b. has no obligation to take the needs of the Issuer into consideration in administering, compiling or publishing the Index.

Athene Annuity and Life Company ICC24 SCS II (05/25) NF Page 11 ICC24 SCS II (05/25) NF Barclays has no obligation or liability in connection with administration, marketing or trading of the Products. The licensing agreement between Athene and BB PLC is solely for the benefit of Athene and Barclays and not for the benefit of the owners of the Products or other third parties. BARCLAYS DOES NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS AND TRADERS, AS THE CASE MAY BE, OF THE TRANSACTION OR TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX INCLUDING, WITHOUT LIMITATION, THE INDICES, OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL BARCLAYS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW. None of the information supplied by Barclays and used in this publication may be reproduced in any manner without the prior written permission of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.] Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld

Fixed Strategy Endorsement Athene Annuity and Life Company ICC24 Fixed II (05/25) Page 1 ICC24 Fixed II (05/25) Fixed Strategy Endorsement General Endorsement Provisions Fixed Segment Options This endorsement establishes one or more “Fixed Segment Options” for your contract. The available Fixed Segment Options are shown on the Segment Contract Schedule. Part of the Contract This endorsement is attached to and made part of your contract and is subject to all terms and conditions of your contract. Any capitalized terms not defined in this endorsement are defined in the contract. To the extent there are any conflicts between this endorsement and your contract, this endorsement will control. The effective date of this endorsement is the Contract Date. Segment Value Segment Value The Segment Value for any Fixed Segment Option on the Initial Segment Start Date is the amount of the Holding Account allocated to that Segment Option. On any other date, the Segment Value for any Fixed Segment Option is equal to A + B + C – D – E, where: A is the Segment Value as of the previous day; B is the amount of Segment Credits that are credited to this Fixed Segment Option on this date; C is any amount transferred from your contract’s other Segment Options to this Fixed Segment Option on this date; D is any amount transferred from this Fixed Segment Option to your contract’s other Segment Options on this date; and E is any Withdrawals deducted on this date from this Fixed Segment Option. The Segment Value may be reduced by any premium taxes as provided for in the Premium Taxes section of your contract. Segment Credits Segment Credits are credited to this Fixed Segment Option daily in a compounding fashion at an annual interest rate based on a 365-day year (the “Annual Interest Rate”). The initial Annual Interest Rate is shown on the Segment Contract Schedule and is guaranteed for the initial Segment Term Period only. At the end of the initial Segment Term Period and any subsequent Segment Term Periods, we will declare a renewal Annual Interest Rate. The initial Annual Interest Rate and any renewal Annual Interest Rate within the Withdrawal Charge Period are guaranteed not to be less than the Initial Minimum Guaranteed Interest Rate shown on the Segment Contract Schedule. Any renewal Annual Interest Rate declared after the Withdrawal Charge Period is guaranteed not to be less than the Minimum Guaranteed Interest Rate determined on each Fixed Segment Start Date in accordance with the following provision.

Fixed Strategy Endorsement Athene Annuity and Life Company ICC24 Fixed II (05/25) Page 2 ICC24 Fixed II (05/25) Minimum Guaranteed Interest Rate The Minimum Guaranteed Interest Rate is equal to the nonforfeiture rate and is calculated to be in compliance with Standard Nonforfeiture Law for Individual Deferred Annuities. The Minimum Guaranteed Interest Rate and nonforfeiture rate will be subject to redetermination after the Contract Date. The Initial Minimum Guaranteed Interest Rate and initial nonforfeiture rate are established on the Contract Date and are guaranteed until the first Fixed Segment Start Date after the Withdrawal Charge Period. The Initial Minimum Guaranteed Interest Rate is shown on the Segment Contract Schedule. After the Withdrawal Charge Period, the Minimum Guaranteed Interest Rate and nonforfeiture rate will be redetermined on each Fixed Segment Start Date. The Minimum Guaranteed Interest Rate and nonforfeiture rate on each Fixed Segment Start Date after the end of the Withdrawal Charge Period will be equal to: (1) the average of all the daily reported five-year Constant Maturity Treasury Rates during the first month of the calendar quarter prior to the applicable Segment Start Date rounded to the nearest 1/20th of one percent (5 basis points); (2) reduced by 125 basis points; (3) but will never be less than 0.15% or greater than 3.00%. Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld

Buffer Strategy Endorsement Athene Annuity and Life Company ICC24 Buffer II (05/25) NF Page 1 ICC24 Buffer II (05/25) NF Buffer Strategy Endorsement General Endorsement Provisions Buffer Segment Options This endorsement establishes one or more “Buffer Segment Options” for your contract. Each Buffer Segment Option will have an Index, Segment Term Period, Cap Rate, Participation Rate, and Buffer Rate. The available Buffer Segment Options are shown on the Segment Contract Schedule. Buffer Segment Options with a Segment Start Date after the last day of the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Unless you instruct otherwise, the Segment Value of any two-year or three-year Buffer Segment Option expiring on or after the last day of the Withdrawal Charge Period will automatically transfer on its Segment End Date to its one-year counterpart, if available. Buffer Segment Options with a six-year Segment Term Period are available only during the first Contract Year. If you do not request a transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period or withdraw the Segment Value, we will transfer the Segment Value to its one-year counterpart, if available. If a one-year counterpart is not available for an expiring Buffer Segment Option, that Segment Value will transfer to the Fixed Segment Option with the shortest Segment Term Period. Part of the Contract This endorsement is attached to and made part of your contract and is subject to all terms and conditions of your contract. Any capitalized terms not defined in this endorsement are defined in the contract. To the extent there are any conflicts between this endorsement and your contract, this endorsement will control. The effective date of this endorsement is the Contract Date. Definitions Index Price The Index Price for any date is the closing price of the Index on that date. The closing price of the Index is the price determined and published by the provider of the Index at the end of each Business Day. Any subsequent change in the reported price will not be reflected in the Index Price used to calculate Segment Credits for the applicable Buffer Segment Option. If the Index Price for a Buffer Segment Option is not available on any given day, then the Index Price as of the first preceding day in which the Index Price is available will be utilized. The value of an Index may not include dividends paid by the companies issuing the stocks comprising the Index. Cap Rate The Cap Rate is the maximum positive Index Change that may be used in the calculation of Segment Credits. The initial Cap Rate is shown on the Segment Contract Schedule and is guaranteed for the first Segment Term Period only. A new Cap Rate determined by us will become effective on each Segment Start Date. The Cap Rate for each Buffer Segment Option is guaranteed to never be less than the Minimum Cap Rate shown on the Segment Contract Schedule.

Buffer Strategy Endorsement Athene Annuity and Life Company ICC24 Buffer II (05/25) NF Page 2 ICC24 Buffer II (05/25) NF Participation Rate The Participation Rate is used in the calculation of Segment Credits. It is a percentage that is multiplied by any positive Index Change after the Cap Rate is applied. The initial Participation Rate is shown on the Segment Contract Schedule and is guaranteed for the first Segment Term Period only. A new Participation Rate determined by us will be effective on each Segment Start Date. The Participation Rate for each Buffer Segment Option is guaranteed to never be less than the Minimum Participation Rate shown on the Segment Contract Schedule. Buffer Rate The Buffer Rate is the amount of negative Index Change that we will absorb when calculating Segment Credits. A negative Segment Credit will apply for any negative Index Change not fully offset by the Buffer Rate. The Buffer Rate for each Buffer Segment Option is shown on the Segment Contract Schedule and is guaranteed not to change. Segment Value Segment Value The Segment Value for any Buffer Segment Option on the Initial Segment Start Date is the amount of the Holding Account allocated to that Segment Option. On any other date, the Segment Value for any Buffer Segment Option is equal to A + B + C – D – E, where: A is the Segment Value as of the previous day; B is the amount of Segment Credits that are credited to this Buffer Segment Option on this date; C is any amount transferred from your contract’s other Segment Options to this Buffer Segment Option on this date; D is any amount transferred from this Buffer Segment Option to your contract’s other Segment Options on this date; and E is any Withdrawals deducted from this Buffer Segment Option on this date. The Segment Value may be reduced by any premium taxes as provided for in the Premium Taxes section of your contract. Segment Credits Segment Credits, if any, will be calculated and added to a Buffer Segment Option only on a Segment End Date. On each Segment End Date, we will calculate the Index Change. The “Index Change” is equal to (A / B) - 1, where: A is the Index Price for the Segment End Date; and B is the Index Price for the Segment Start Date. The “Segment Credit Percentage” is the percentage multiplied by the Segment Value to determine the Segment Credit. If the Index Change is greater than or equal to zero, then the Segment Credit Percentage on the Segment End Date will be equal to the lesser of (1) and (2), where:

Buffer Strategy Endorsement Athene Annuity and Life Company ICC24 Buffer II (05/25) NF Page 3 ICC24 Buffer II (05/25) NF (1) = Greater of zero and A x B; and (2) = Greater of zero and B x C; where A is the Index Change; B is the Participation Rate; and C is the Cap Rate. If the Index Change is less than zero, then the Segment Credit Percentage on the Segment End Date will be equal to the lesser of zero and (A + B), where: A is the Index Change; and B is the Buffer Rate. The amount of Segment Credits added to this Buffer Segment Option is equal to A x B, where: A is the Segment Value as of the previous day; and B is the Segment Credit Percentage. Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld

Buffer Multi-Index Strategy Endorsement Athene Annuity and Life Company ICC24 Buffer MI II (05/25) NF Page 1 ICC24 Buffer MI II (05/25) NF Buffer Multi-Index Strategy Endorsement General Endorsement Provisions Buffer Multi-Index Segment Options This endorsement establishes one or more “Buffer Multi-Index Segment Options” for your contract. Buffer Multi-Index Segment Options calculate an Aggregate Index Change based on three underlying Indices rather than an Index Change based on a single underlying Index. Each Buffer Multi-Index Segment Option will have Indices, Index Allocation Percentages, a Segment Term Period, a Cap Rate, a Participation Rate, and a Buffer Rate. The available Buffer Multi-Index Segment Options are shown on the Segment Contract Schedule. Buffer Multi-Index Segment Options with a Segment Start Date after the last day of the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Unless you instruct otherwise, the Segment Value of any two-year or three-year Buffer Multi-Index Segment Option expiring on or after the last day of the Withdrawal Charge Period will automatically transfer on its Segment End Date to its one-year counterpart, if available. Buffer Multi-Index Segment Options with a six-year Segment Term Period are available only during the first Contract Year. If you do not request a transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period or withdraw the Segment Value, we will transfer the Segment Value to its one-year counterpart, if available. If a one-year counterpart is not available for an expiring Buffer Multi-Index Segment Option, that Segment Value will transfer to the Fixed Segment Option with the shortest Segment Term Period. Part of the Contract This endorsement is attached to and made part of your contract and is subject to all terms and conditions of your contract. Any capitalized terms not defined in this endorsement are defined in the contract. To the extent there are any conflicts between this endorsement and your contract, this endorsement will control. The effective date of this endorsement is the Contract Date. Definitions Index Price The Index Price for any date is the closing price of the Index on that date. The closing price of the Index is the price determined and published by the provider of the Index at the end of each Business Day. Any subsequent change in the reported price will not be reflected in the Index Price used to calculate Segment Credits for the applicable Buffer Multi-Index Segment Option. If the Index Price for a Buffer Multi-Index Segment Option is not available on any given day, then the Index Price as of the first preceding day in which the Index Price is available will be utilized. The value of an Index may not include dividends paid by the companies issuing the stocks comprising the Index. Cap Rate The Cap Rate is the maximum positive Aggregate Index Change that may be used in the calculation of Segment Credits. The initial Cap Rate is shown on the Segment Contract Schedule and is guaranteed for the first Segment Term Period only. A new Cap Rate determined by us will become effective on each Segment Start Date. The Cap Rate for each Buffer Multi-Index Segment Option is guaranteed to never be less than the Minimum Cap Rate shown on the Segment Contract Schedule.

Buffer Multi-Index Strategy Endorsement Athene Annuity and Life Company ICC24 Buffer MI II (05/25) NF Page 2 ICC24 Buffer MI II (05/25) NF Participation Rate The Participation Rate is used in the calculation of Segment Credits. It is a percentage that is multiplied by any positive Aggregate Index Change after the Cap Rate is applied. The initial Participation Rate is shown on the Segment Contract Schedule and is guaranteed for the first Segment Term Period only. A new Participation Rate determined by us will be effective on each Segment Start Date. The Participation Rate for each Buffer Multi-Index Segment Option is guaranteed to never be less than the Minimum Participation Rate shown on the Segment Contract Schedule. Index Allocation Percentages The Index Allocation Percentage 1, Index Allocation Percentage 2, and Index Allocation Percentage 3 are used in the calculation of Segment Credits and the Equity Adjustment Factor. These Index Allocation Percentages are shown on the Segment Contract Schedule. They are guaranteed for the first Segment Term Period only. New Index Allocation Percentages determined by us will become effective on each Segment Start Date. The Index Allocation Percentages will never be less than 1% and their sum must equal 100%. Buffer Rate The Buffer Rate is the amount of negative Aggregate Index Change that we will absorb when calculating Segment Credits. A negative Segment Credit will apply for any negative Aggregate Index Change not fully offset by the Buffer Rate. The Buffer Rate for each Buffer Multi-Index Segment Option is shown on the Segment Contract Schedule and is guaranteed not to change. Segment Value Segment Value The Segment Value for any Buffer Multi-Index Segment Option on the Initial Segment Start Date is the amount of the Holding Account allocated to that Segment Option. On any other date, the Segment Value for any Buffer Multi-Index Segment Option is equal to A + B + C – D – E, where: A is the Segment Value as of the previous day; B is the amount of Segment Credits that are credited to this Buffer Multi-Index Segment Option on this date; C is any amount transferred from your contract’s other Segment Options to this Buffer Multi-Index Segment Option on this date; D is any amount transferred from this Buffer Multi-Index Segment Option to your contract’s other Segment Options on this date; and E is any Withdrawals deducted from this Buffer Multi-Index Segment Option on this date. The Segment Value may be reduced by any premium taxes as provided for in the Premium Taxes section of your contract. Segment Credits Segment Credits, if any, will be calculated and added to a Buffer Multi-Index Segment Option only on a Segment End Date.

Buffer Multi-Index Strategy Endorsement Athene Annuity and Life Company ICC24 Buffer MI II (05/25) NF Page 3 ICC24 Buffer MI II (05/25) NF On each Segment End Date, we will calculate the Index Change for each Index. The “Index Change” is equal to (A / B) - 1, where: A is the Index Price for the Segment End Date; and B is the Index Price for the Segment Start Date. The Index Change will be calculated for Index X, Index Y, and Index Z shown on the Segment Contract Schedule. Each Index Allocation Percentage will then be applied. The Index with the best performing Index Change will be multiplied by the Index Allocation Percentage 1. The Index with the second-best performing Index Change will be multiplied by the Index Allocation Percentage 2. The Index with the third best performing Index Change will be multiplied by the Index Allocation Percentage 3. The resulting “Aggregate Index Change” will equal: (Index Allocation Percentage 1 x Index Change for best performing Index) + (Index Allocation Percentage 2 x Index Change for second best performing Index) + (Index Allocation Percentage 3 x Index Change for third best performing Index). The “Segment Credit Percentage” is the percentage multiplied by the Segment Value to determine the Segment Credit. If the Aggregate Index Change is greater than or equal to zero, then the Segment Credit Percentage on the Segment End Date will be equal to the lesser of (1) and (2), where: (1) = Greater of zero and A x B; and (2) = Greater of zero and B x C; where A is the Aggregate Index Change; B is the Participation Rate; and C is the Cap Rate. If the Aggregate Index Change is less than zero, then the Segment Credit Percentage on the Segment End Date will be equal to the lesser of zero and (A + B), where: A is the Aggregate Index Change; and B is the Buffer Rate. The amount of Segment Credits added to this Buffer Multi-Index Segment Option is equal to A x B, where: A is the Segment Value as of the previous day; and B is the Segment Credit Percentage. Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld

Buffer Milestone Strategy Endorsement Athene Annuity and Life Company ICC24 Buffer MSTN II (05/25) NF Page 1 ICC24 Buffer MSTN II (05/25) NF Buffer Milestone Strategy Endorsement General Endorsement Provisions Buffer Milestone Segment Options This endorsement establishes one or more “Buffer Milestone Segment Options” for your contract. Each Buffer Milestone Segment Option will have an Index, Segment Term Period, Cap Rate, Participation Rate, Milestone Threshold, Observation Interval, and Buffer Rate. The available Buffer Milestone Segment Options are shown on the Segment Contract Schedule. Buffer Milestone Segment Options are available only during the first Contract Year. If you do not request a transfer of the Segment Value of an expiring Buffer Milestone Segment Option or withdraw the Segment Value, we will transfer the Segment Value to the Fixed Segment Option with the shortest Segment Term Period. Part of the Contract This endorsement is attached to and made part of your contract and is subject to all terms and conditions of your contract. Any capitalized terms not defined in this endorsement are defined in the contract. To the extent there are any conflicts between this endorsement and your contract, this endorsement will control. The effective date of this endorsement is the Contract Date. Definitions Index Price The Index Price for any date is the closing price of the Index on that date. The closing price of the Index is the price determined and published by the provider of the Index at the end of each Business Day. Any subsequent change in the reported price will not be reflected in the Index Price used to calculate any Milestone Index Change for the applicable Buffer Milestone Segment Option. If the Index Price for a Buffer Milestone Segment Option is not available on any given day, then the Index Price as of the first preceding day in which the Index Price is available will be utilized. The value of an Index may not include dividends paid by the companies issuing the stocks comprising the Index. Observation Date and Observation Interval An Observation Date is a measuring point for calculating the Segment Credit. The first Observation Date occurs one Observation Interval after the initial Milestone Date. Subsequent Observation Dates occur one Observation Interval after the preceding Observation Date. The final Observation Date will occur on the Segment End Date. The Observation Interval for each Buffer Milestone Segment Option is shown on the Segment Contract Schedule and is guaranteed not to change. Milestone Date The Milestone Date is used to determine the beginning Index Price when determining the Milestone Index Change. The initial Milestone Date is the Initial Segment Start Date as shown on the Segment Contract Schedule. If the Milestone Index Change is greater than or equal to the Milestone Threshold at an Observation Date, a subsequent Milestone Date will be established as of that Observation Date. Milestone Index Change The Milestone Index Change is the percentage change in the Index Price for the selected Buffer Milestone Segment Option, as measured from the most recent Milestone Date to the current Observation Date.

Buffer Milestone Strategy Endorsement Athene Annuity and Life Company ICC24 Buffer MSTN II (05/25) NF Page 2 ICC24 Buffer MSTN II (05/25) NF Milestone Threshold The Milestone Threshold is the minimum Milestone Index Change needed to determine a Milestone Credit Percentage for the selected Buffer Milestone Segment Option. The Milestone Threshold for each Buffer Milestone Segment Option is shown on the Segment Contract Schedule and is guaranteed not to change. Milestone Credit Percentage The Milestone Credit Percentage is used in the calculation of the Segment Credit and the Segment Interim Value. If the Milestone Index Change is greater than or equal to the Milestone Threshold at the current Observation Date, or if the Segment End Date is reached, a Milestone Credit Percentage is determined based on the performance of the Index and the applicable Cap Rate, Participation Rate, and Buffer Rate. The final Milestone Credit Percentage will be determined on the Segment End Date. Cap Rate The Cap Rate is the maximum positive Milestone Index Change that may be used in the calculation of the Milestone Credit Percentage. The Cap Rate for each Buffer Milestone Segment Option is guaranteed to not be less than the Minimum Cap Rate. The Cap Rate and Minimum Cap Rate are shown on the Segment Contract Schedule. Participation Rate The Participation Rate is a percentage that is multiplied by any positive Milestone Index Change, after the application of the Cap Rate, in the calculation of the Milestone Credit Percentage. The Participation Rate for each Buffer Milestone Segment Option is guaranteed to not be less than the Minimum Participation Rate. The Participation Rate and Minimum Participation Rate are shown on the Segment Contract Schedule. Buffer Rate The Buffer Rate is the amount of negative Milestone Index Change that we will absorb when calculating the Milestone Credit Percentage. The Buffer Rate for each Buffer Milestone Segment Option is shown on the Segment Contract Schedule and is guaranteed not to change. Segment Value Segment Value The Segment Value for any Buffer Milestone Segment Option on the Initial Segment Start Date is the amount of the Holding Account allocated to that Segment Option. On any other date, the Segment Value for any Buffer Milestone Segment Option is equal to A + B + C – D – E, where: A is the Segment Value as of the previous day; B is the amount of the Segment Credit that is credited to this Buffer Milestone Segment Option on this date; C is any amount transferred from your contract’s other Segment Options to this Buffer Milestone Segment Option on this date; D is any amount transferred from this Buffer Milestone Segment Option to your contract’s other Segment Options on this date; and E is any Withdrawals deducted from this Buffer Milestone Segment Option on this date. The Segment Value may be reduced by any premium taxes as provided for in the Premium Taxes section of your contract.

Buffer Milestone Strategy Endorsement Athene Annuity and Life Company ICC24 Buffer MSTN II (05/25) NF Page 3 ICC24 Buffer MSTN II (05/25) NF Segment Credit The Segment Credit, if any, will be calculated and added to a Buffer Milestone Segment Option only on a Segment End Date. On each Observation Date, we will calculate the Milestone Index Change. The Milestone Index Change is equal to (A / B) - 1, where: A is the Index Price for the current Observation Date; and B is the Index Price for the most recent Milestone Date. For Observation Dates other than the final Observation Date, a Milestone Credit Percentage will be determined if the Milestone Index Change is greater than or equal to the Milestone Threshold. That Milestone Credit Percentage will be equal to the lesser of (1) and (2), where: (1) = A x B; and (2) = B x C; where A is the Milestone Index Change; B is the Participation Rate; and C is the Cap Rate. A Milestone Credit Percentage will be determined on the Segment End Date, regardless of the Milestone Index Change. If on the Segment End Date the Milestone Index Change is greater than or equal to zero, that Milestone Credit Percentage will be equal to the lesser of (1) and (2), where: (1) = A x B; and (2) = B x C; where A is the Milestone Index Change; B is the Participation Rate; and C is the Cap Rate. If on the Segment End Date the Milestone Index Change is less than zero, then that Milestone Credit Percentage will be equal to the lesser of zero and (A + B), where: A is the Milestone Index Change; and B is the Buffer Rate. The “Segment Credit Percentage” is the percentage multiplied by the Segment Value to determine the Segment Credit. The Segment Credit Percentage on the Segment End Date will be equal to the following: (1) Add one to each Milestone Credit Percentage; then (2) Multiply each of these sums together; then (3) Subtract one from the result.

Buffer Milestone Strategy Endorsement Athene Annuity and Life Company ICC24 Buffer MSTN II (05/25) NF Page 4 ICC24 Buffer MSTN II (05/25) NF The amount of the Segment Credit added to this Buffer Milestone Segment Option is equal to A x B, where: A is the Segment Value as of the previous day; and B is the Segment Credit Percentage. Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld

Dual Direction Strategy Endorsement Athene Annuity and Life Company ICC24 Dual Direction II (05/25) NF Page 1 ICC24 Dual Direction II (05/25) NF Dual Direction Strategy Endorsement General Endorsement Provisions Dual Direction Segment Options This endorsement establishes one or more “Dual Direction Segment Options” for your contract. Each Dual Direction Segment Option will have an Index, Segment Term Period, Cap Rate, Participation Rate, Downside Participation Rate, and Buffer Rate. The available Dual Direction Segment Options are shown on the Segment Contract Schedule. Dual Direction Segment Options with a Segment Start Date after the last day of the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Unless you instruct otherwise, the Segment Value of any two-year or three-year Dual Direction Segment Option expiring on or after the last day of the Withdrawal Charge Period will automatically transfer on its Segment End Date to its one-year counterpart, if available. Dual Direction Segment Options with a six-year Segment Term Period are available only during the first Contract Year. If you do not request a transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period or withdraw the Segment Value, we will transfer the Segment Value to its one- year counterpart, if available. If a one-year counterpart is not available for an expiring Dual Direction Segment Option, that Segment Value will transfer to the Fixed Segment Option with the shortest Segment Term Period. Part of the Contract This endorsement is attached to and made part of your contract and is subject to all terms and conditions of your contract. Any capitalized terms not defined in this endorsement are defined in the contract. To the extent there are any conflicts between this endorsement and your contract, this endorsement will control. The effective date of this endorsement is the Contract Date. Definitions Index Price The Index Price for any date is the closing price of the Index on that date. The closing price of the Index is the price determined and published by the provider of the Index at the end of each Business Day. Any subsequent change in the reported price will not be reflected in the Index Price used to calculate Segment Credits for the applicable Dual Direction Segment Option. If the Index Price for a Dual Direction Segment Option is not available on any given day, then the Index Price as of the first preceding day in which the Index Price is available will be utilized. The value of an Index may not include dividends paid by the companies issuing the stocks comprising the Index. Cap Rate The Cap Rate is the maximum positive Index Change that may be used in the calculation of Segment Credits. The initial Cap Rate is shown on the Segment Contract Schedule and is guaranteed for the first Segment Term Period only. A new Cap Rate determined by us will become effective on each Segment Start Date. The Cap Rate for each Dual Direction Segment Option is guaranteed to never be less than the Minimum Cap Rate shown on the Segment Contract Schedule.

Dual Direction Strategy Endorsement Athene Annuity and Life Company ICC24 Dual Direction II (05/25) NF Page 2 ICC24 Dual Direction II (05/25) NF Participation Rate The Participation Rate is used in the calculation of Segment Credits. It is a percentage that is multiplied by any positive Index Change after the Cap Rate is applied. The initial Participation Rate is shown on the Segment Contract Schedule and is guaranteed for the first Segment Term Period only. A new Participation Rate determined by us will be effective on each Segment Start Date. The Participation Rate for each Dual Direction Segment Option is guaranteed to never be less than the Minimum Participation Rate shown on the Segment Contract Schedule. Downside Participation Rate The Downside Participation Rate is used in the calculation of Segment Credits. It is a percentage that is multiplied by the absolute value of the Index Change if the Index Change is negative but fully offset by the Buffer Rate. The initial Downside Participation Rate is shown on the Segment Contract Schedule and is guaranteed for the first Segment Term Period only. A new Downside Participation Rate determined by us will be effective on each Segment Start Date. The Downside Participation Rate for each Dual Direction Segment Option is guaranteed to never be less than the Minimum Downside Participation Rate shown on the Segment Contract Schedule. Buffer Rate The Buffer Rate is the amount of negative Index Change that we will absorb when calculating Segment Credits. A negative Segment Credit will apply for any negative Index Change not fully offset by the Buffer Rate. The Buffer Rate for each Dual Direction Segment Option is shown on the Segment Contract Schedule and is guaranteed not to change. Segment Value Segment Value The Segment Value for any Dual Direction Segment Option on the Initial Segment Start Date is the amount of the Holding Account allocated to that Segment Option. On any other date, the Segment Value for any Dual Direction Segment Option is equal to A + B + C – D – E, where: A is the Segment Value as of the previous day; B is the amount of Segment Credits that are credited to this Dual Direction Segment Option on this date; C is any amount transferred from your contract’s other Segment Options to this Dual Direction Segment Option on this date; D is any amount transferred from this Dual Direction Segment Option to your contract’s other Segment Options on this date; and E is any Withdrawals deducted from this Dual Direction Segment Option on this date. The Segment Value may be reduced by any premium taxes as provided for in the Premium Taxes section of your contract. Segment Credits Segment Credits, if any, will be calculated and added to a Dual Direction Segment Option only on a Segment End Date.

Dual Direction Strategy Endorsement Athene Annuity and Life Company ICC24 Dual Direction II (05/25) NF Page 3 ICC24 Dual Direction II (05/25) NF On each Segment End Date, we will calculate the Index Change. The “Index Change” is equal to (A / B) - 1, where: A is the Index Price for the Segment End Date; and B is the Index Price for the Segment Start Date. The “Segment Credit Percentage” is the percentage multiplied by the Segment Value to determine the Segment Credit. If the Index Change is greater than or equal to zero, then the Segment Credit Percentage on the Segment End Date will be equal to the lesser of (1) and (2), where: (1) = Greater of zero and A x B; and (2) = Greater of zero and B x C; where A is the Index Change; B is the Participation Rate; and C is the Cap Rate. If the Index Change is negative but fully offset by the Buffer Rate, then the Segment Credit Percentage on the Segment End Date will be equal to A x B, where: A is the absolute value of the Index Change; and B is the Downside Participation Rate. If the Index Change is negative and not fully offset by the Buffer Rate, then the Segment Credit Percentage on the Segment End Date will be equal to (A + B), where: A is the Index Change; and B is the Buffer Rate. The amount of Segment Credits added to this Dual Direction Segment Option is equal to A x B, where: A is the Segment Value as of the previous day; and B is the Segment Credit Percentage. Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld

Trigger Strategy Endorsement Athene Annuity and Life Company ICC24 Trigger II (05/25) NF Page 1 ICC24 Trigger II (05/25) NF Trigger Strategy Endorsement General Endorsement Provisions Trigger Segment Options This endorsement establishes one or more “Trigger Segment Options” for your contract. Each Trigger Segment Option will have an Index, Segment Term Period, Trigger Rate, and Buffer Rate. The available Trigger Segment Options are shown on the Segment Contract Schedule. Trigger Segment Options with a Segment Start Date after the last day of the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Unless you instruct otherwise, the Segment Value of any two- year or three-year Trigger Segment Option expiring on or after the last day of the Withdrawal Charge Period will automatically transfer on its Segment End Date to its one-year counterpart, if available. Trigger Segment Options with a six-year Segment Term Period are available only during the first Contract Year. If you do not request a transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period or withdraw the Segment Value, we will transfer the Segment Value to its one-year counterpart, if available. If a one-year counterpart is not available for an expiring Trigger Segment Option, that Segment Value will transfer to the Fixed Segment Option with the shortest Segment Term Period. Part of the Contract This endorsement is attached to and made part of your contract and is subject to all terms and conditions of your contract. Any capitalized terms not defined in this endorsement are defined in the contract. To the extent there are any conflicts between this endorsement and your contract, this endorsement will control. The effective date of this endorsement is the Contract Date. Definitions Index Price The Index Price for any date is the closing price of the Index on that date. The closing price of the Index is the price determined and published by the provider of the Index at the end of each Business Day. Any subsequent change in the reported price will not be reflected in the Index Price used to calculate Segment Credits for the applicable Trigger Segment Option. If the Index Price for a Trigger Segment Option is not available on any given day, then the Index Price as of the first preceding day in which the Index Price is available will be utilized. The value of an Index may not include dividends paid by the companies issuing the stocks comprising the Index. Trigger Rate The Trigger Rate is the rate used in the calculation of the Segment Credit if the Index Change is greater than or equal to zero. The initial Trigger Rate is shown on the Segment Contract Schedule and is guaranteed for the first Segment Term Period only. A new Trigger Rate determined by us will become effective on each Segment Start Date. The Trigger Rate for each Trigger Segment Option is guaranteed to never be less than the Minimum Trigger Rate shown on the Segment Contract Schedule.

Trigger Strategy Endorsement Athene Annuity and Life Company ICC24 Trigger II (05/25) NF Page 2 ICC24 Trigger II (05/25) NF Buffer Rate The Buffer Rate is the amount of negative Index Change that we will absorb when calculating Segment Credits. A negative Segment Credit will apply for any negative Index Change not fully offset by the Buffer Rate. The Buffer Rate for each Trigger Segment Option is shown on the Segment Contract Schedule and is guaranteed not to change. Segment Value Segment Value The Segment Value for any Trigger Segment Option on the Initial Segment Start Date is the amount of the Holding Account allocated to that Segment Option. On any other date, the Segment Value for any Trigger Segment Option is equal to A + B + C – D – E, where: A is the Segment Value as of the previous day; B is the amount of Segment Credits that are credited to this Trigger Segment Option on this date; C is any amount transferred from your contract’s other Segment Options to this Trigger Segment Option on this date; D is any amount transferred from this Trigger Segment Option to your contract’s other Segment Options on this date; and E is any Withdrawals deducted from this Trigger Segment Option on this date. The Segment Value may be reduced by any premium taxes as provided for in the Premium Taxes section of your contract. Segment Credits Segment Credits, if any, will be calculated and added to a Trigger Segment Option only on a Segment End Date. On each Segment End Date, we will calculate the Index Change. The “Index Change” is equal to (A / B) - 1, where: A is the Index Price for the Segment End Date; and B is the Index Price for the Segment Start Date. The “Segment Credit Percentage” is the percentage multiplied by the Segment Value to determine the Segment Credit. If the Index Change is greater than or equal to zero, then the Segment Credit Percentage on the Segment End Date will be equal to the Trigger Rate. If the Index Change is less than zero, then the Segment Credit Percentage on the Segment End Date will be equal to the lesser of zero and (A + B), where: A is the Index Change; and B is the Buffer Rate.

Trigger Strategy Endorsement Athene Annuity and Life Company ICC24 Trigger II (05/25) NF Page 3 ICC24 Trigger II (05/25) NF The amount of Segment Credits added to this Trigger Segment Option is equal to A x B, where: A is the Segment Value as of the previous day; and B is the Segment Credit Percentage. Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld

Dual Trigger Strategy Endorsement Athene Annuity and Life Company ICC24 Dual Trigger II (05/25) NF Page 1 ICC24 Dual Trigger II (05/25) NF Dual Trigger Strategy Endorsement General Endorsement Provisions Dual Trigger Segment Options This endorsement establishes one or more “Dual Trigger Segment Options” for your contract. Each Dual Trigger Segment Option will have an Index, Segment Term Period, Trigger Rate, and Buffer Rate. The available Dual Trigger Segment Options are shown on the Segment Contract Schedule. Dual Trigger Segment Options with a Segment Start Date after the last day of the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Unless you instruct otherwise, the Segment Value of any two-year or three-year Dual Trigger Segment Option expiring on or after the last day of the Withdrawal Charge Period will automatically transfer on its Segment End Date to its one-year counterpart, if available. Dual Trigger Segment Options with a six-year Segment Term Period are available only during the first Contract Year. If you do not request a transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period or withdraw the Segment Value, we will transfer the Segment Value to its one-year counterpart, if available. If a one-year counterpart is not available for an expiring Dual Trigger Segment Option, that Segment Value will transfer to the Fixed Segment Option with the shortest Segment Term Period. Part of the Contract This endorsement is attached to and made part of your contract and is subject to all terms and conditions of your contract. Any capitalized terms not defined in this endorsement are defined in the contract. To the extent there are any conflicts between this endorsement and your contract, this endorsement will control. The effective date of this endorsement is the Contract Date. Definitions Index Price The Index Price for any date is the closing price of the Index on that date. The closing price of the Index is the price determined and published by the provider of the Index at the end of each Business Day. Any subsequent change in the reported price will not be reflected in the Index Price used to calculate Segment Credits for the applicable Dual Trigger Segment Option. If the Index Price for a Dual Trigger Segment Option is not available on any given day, then the Index Price as of the first preceding day in which the Index Price is available will be utilized. The value of an Index may not include dividends paid by the companies issuing the stocks comprising the Index. Trigger Rate The Trigger Rate is the rate used in the calculation of the Segment Credit if the Index Change is positive, zero, or negative but fully offset by the Buffer Rate. The initial Trigger Rate is shown on the Segment Contract Schedule and is guaranteed for the first Segment Term Period only. A new Trigger Rate determined by us will become effective on each Segment Start Date. The Trigger Rate for each Dual Trigger Segment Option is guaranteed to never be less than the Minimum Trigger Rate shown on the Segment Contract Schedule.

Dual Trigger Strategy Endorsement Athene Annuity and Life Company ICC24 Dual Trigger II (05/25) NF Page 2 ICC24 Dual Trigger II (05/25) NF Buffer Rate The Buffer Rate is the amount of negative Index Change that we will absorb when calculating Segment Credits. A negative Segment Credit will apply for any negative Index Change not fully offset by the Buffer Rate. The Buffer Rate for each Dual Trigger Segment Option is shown on the Segment Contract Schedule and is guaranteed not to change. Segment Value Segment Value The Segment Value for any Dual Trigger Segment Option on the Initial Segment Start Date is the amount of the Holding Account allocated to that Segment Option. On any other date, the Segment Value for any Dual Trigger Segment Option is equal to A + B + C – D – E, where: A is the Segment Value as of the previous day; B is the amount of Segment Credits that are credited to this Dual Trigger Segment Option on this date; C is any amount transferred from your contract’s other Segment Options to this Dual Trigger Segment Option on this date; D is any amount transferred from this Dual Trigger Segment Option to your contract’s other Segment Options on this date; and E is any Withdrawals deducted from this Dual Trigger Segment Option on this date. The Segment Value may be reduced by any premium taxes as provided for in the Premium Taxes section of your contract. Segment Credits Segment Credits, if any, will be calculated and added to a Dual Trigger Segment Option only on a Segment End Date. On each Segment End Date, we will calculate the Index Change. The “Index Change” is equal to (A / B) - 1, where: A is the Index Price for the Segment End Date; and B is the Index Price for the Segment Start Date. The “Segment Credit Percentage” is the percentage multiplied by the Segment Value to determine the Segment Credit. If the Index Change is positive, zero, or negative but fully offset by the Buffer Rate, then the Segment Credit Percentage on the Segment End Date will be equal to the Trigger Rate. If the Index Change is negative and not fully offset by the Buffer Rate, then the Segment Credit Percentage on the Segment End Date will be equal to (A + B), where: A is the Index Change; and B is the Buffer Rate.

Dual Trigger Strategy Endorsement Athene Annuity and Life Company ICC24 Dual Trigger II (05/25) NF Page 3 ICC24 Dual Trigger II (05/25) NF The amount of Segment Credits added to this Dual Trigger Segment Option is equal to A x B, where: A is the Segment Value as of the previous day; and B is the Segment Credit Percentage. Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld

Interim Value Endorsement Athene Annuity and Life Company ICC24 Interim II (05/25) Page 1 ICC24 Interim II (05/25) Interim Value Endorsement Interim Value Schedule Interest Adjustment Index: [7 Year Point on the A Rated US Bloomberg Fair Value Curve] Endorsement Provisions Part of the Contract This endorsement is attached to and made part of your contract and is subject to all terms and conditions of your contract. Any capitalized terms not defined in this endorsement are defined in the contract (including the Strategy Endorsements). To the extent there are any conflicts between this endorsement and your contract, this endorsement will control. The effective date of this endorsement is the Contract Date. Segment Interim Value The Segment Interim Value for any Segment Option is calculated daily and is equal to A + B + C, where: A is the Segment Value on this date; B is any applicable Interest Adjustment on this date; and C is any applicable Equity Adjustment on this date. Interest Adjustment On any day during the Withdrawal Charge Period, the Interest Adjustment for any Segment Option equals A x B, where: A is the portion of the Segment Value that is subject to a Withdrawal Charge on this date, immediately prior to any Withdrawal; and B is the Interest Adjustment Factor. Interest Adjustment Factor The “Interest Adjustment Factor” for any Index-Linked Segment Option equals (RN/12 – 1) x (1 – C), where: N is the number of complete months remaining before the Withdrawal Charge Period expires; and R is equal to (1 + A) / (1 + B), where: A is the Beginning Interest Adjustment Index Value; and B is the Closing Interest Adjustment Index Value. C is equal to D x (1 – E), where: D is the value of certain derivative instruments on the Segment Start Date for the applicable Index-Linked Segment Option; and E is the number of days elapsed from the Segment Start Date to the day we calculate the Segment Interim Value, divided by the number of days in the Segment Term Period.

Interim Value Endorsement Athene Annuity and Life Company ICC24 Interim II (05/25) Page 2 ICC24 Interim II (05/25) The “Interest Adjustment Factor” for any Fixed Segment Option equals the greater of (RN/12 – 1) and [- (12.5% - C)], where: N is the number of complete months remaining before the Withdrawal Charge Period expires; R is equal to (1 + A) / (1 + B), where: A is the Beginning Interest Adjustment Index Value; B is the Closing Interest Adjustment Index Value; and C is equal to the applicable Withdrawal Charge rate for that Contract Year. The “Beginning Interest Adjustment Index Value” is equal to the closing price of the Interest Adjustment Index on the Contract Date. The “Closing Interest Adjustment Index Value” is equal to the closing price of the Interest Adjustment Index on the day we calculate the Segment Interim Value. If a closing price of the Interest Adjustment Index is not available on any day for which a closing price is needed, then the closing price as of the first preceding Business Day for which a closing price is available will be used. The “Interest Adjustment Index” is shown on the Interim Value Endorsement Schedule. You may obtain the daily price of the Interest Adjustment Index by contacting us. If the Interest Adjustment Index is discontinued, we are unable for any reason to utilize it, or the calculation of the Interest Adjustment Index is changed substantially, we may substitute another method of determining the values that will be used in the above calculation and will inform you of that change at your last known address on file with us. Any substitute index will be submitted for prior approval to the Interstate Insurance Product Regulation Commission. Equity Adjustment The Equity Adjustment does not apply to Fixed Segment Options. On any day, except the Segment End Date, the Equity Adjustment for any Index-Linked Segment Option equals A x B, where: A is the Segment Value on this date, immediately prior to any Withdrawal; and B is the Equity Adjustment Factor applicable to that Segment Option. The Equity Adjustment is equal to zero on the Segment End Date. Equity Adjustment Factor The “Equity Adjustment Factor” for Buffer Milestone Segment Options (if included in your contract) is equal to [A x (1 + C) + C] - [B x (1 - Y)], where: A is the value of certain derivative instruments on the day we calculate the Segment Interim Value for the applicable Segment Option; B is the value of certain derivative instruments on the Segment Start Date for the applicable Segment Option; C is the result of the following calculation: add one to each Milestone Credit Percentage, then multiply each of these sums together, then subtract one from the result; and Y is the number of days elapsed from the Segment Start Date to the day we calculate the Segment Interim Value, divided by the number of days in the Segment Term Period.

Interim Value Endorsement Athene Annuity and Life Company ICC24 Interim II (05/25) Page 3 ICC24 Interim II (05/25) The “Equity Adjustment Factor” for any other Index-Linked Segment Option is equal to A - B x (1 - Y), where: A is the value of certain derivative instruments on the day we calculate the Segment Interim Value for the applicable Segment Option; B is the value of certain derivative instruments on the Segment Start Date for the applicable Segment Option; and Y is the number of days elapsed from the Segment Start Date to the day we calculate the Segment Interim Value, divided by the number of days in the Segment Term Period. For Buffer Multi-Index Segment Options (if included in your contract), the value of certain derivative instruments for each of the underlying Indices is calculated independently and then weighted to determine A and B in the Equity Adjustment Factor above. Weights are assigned based on the relative value of the derivative instruments across the underlying Indices to produce an aggregate derivative instrument value for the Buffer Multi-Index Segment Option. The weights are assigned as follows: • Index Allocation Percentage 1 is assigned to the Index with the highest value of derivative instruments on the date in question. • Index Allocation Percentage 2 is assigned to the Index with the second highest value of derivative instruments on the date in question. • Index Allocation Percentage 3 is assigned to the Index with the lowest value of derivative instruments on the date in question. The Index Allocation Percentages for the first Segment Term Period are shown on the Segment Contract Schedule. On each Business Day, we calculate the value of the derivative instruments for each Index-Linked Segment Option based on the estimated market value of a set of put and call options as determined by an option pricing formula. You may obtain the Equity Adjustment Factor by contacting us. Derivative Instruments The following hypothetical derivatives are utilized in the calculation of the Equity Adjustment for Buffer Milestone Segment Options (if included in your contract): • At-the-money call (ATM Call): This is an option to buy a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the most recent Milestone Date; • Out-of-the-money call (OTM Call): This is an option to buy a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the most recent Milestone Date x (1 + Cap Rate); and • Out-of-the-money put (OTM Put): This is an option to sell a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the most recent Milestone Date x (1 - Buffer Rate). The value of the derivative instruments for Buffer Milestone Segment Options is equal to (ATM Call - OTM Call) x Participation Rate - OTM Put. The following hypothetical derivatives are utilized in the calculation of the Equity Adjustment Factor for Buffer and Buffer Multi-Index Segment Options: • At-the-money call (ATM Call): This is an option to buy a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the Segment Start Date; • Out-of-the-money call (OTM Call): This is an option to buy a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the Segment Start Date x (1 + Cap Rate); and • Out-of-the-money put (OTM Put): This is an option to sell a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the Segment Start Date x (1 - Buffer Rate). The value of the derivative instruments for Buffer and Buffer Multi-Index Segment Options is equal to (ATM Call - OTM Call) x Participation Rate - OTM Put.

Interim Value Endorsement Athene Annuity and Life Company ICC24 Interim II (05/25) Page 4 ICC24 Interim II (05/25) The following hypothetical derivatives are utilized in the calculation of the Equity Adjustment Factor for the Trigger Segment Options (if included in your contract): • At-the-money binary call (ATM Binary Call): This is a binary call option with a strike price set to the price of the Index on the Segment Start Date, which entitles the buyer to receive a specified, fixed payout (equal to the Trigger Rate) on the next Segment End Date, provided that the value of the Index at the end of the term is greater than or equal to the strike price; and • Out-of-the-money put (OTM Put): This is an option to sell a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the Segment Start Date x (1 - Buffer Rate). The value of the derivative instruments for Trigger Segment Options is equal to (Trigger Rate x ATM Binary Call) - OTM Put. The following hypothetical derivatives are utilized in the calculation of the Equity Adjustment Factor for the Dual Trigger Segment Options (if included in your contract): • In-the-money binary call (ITM Binary Call): This is a binary call option with a strike price set to the price of the Index on the Segment Start Date x (1 – Buffer Rate), which entitles the buyer to receive a specified, fixed payout (equal to the Trigger Rate) on the next Segment End Date, provided that the value of the Index at the end of the term is greater than or equal to the strike price; and • Out-of-the-money put (OTM Put): This is an option to sell a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the most recent Segment Start Date x (1 - Buffer Rate). The value of the derivative instruments for Dual Trigger Segment Options is equal to (Trigger Rate x ITM Binary Call) - OTM Put. The following hypothetical derivatives are utilized in the calculation of the Equity Adjustment Factor for the Dual Direction Segment Options (if included in your contract): • At-the-money call (ATM Call): This is an option to buy a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the Segment Start Date; • Out-of-the-money call (OTM Call): This is an option to buy a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the Segment Start Date x (1 + Cap Rate); • At-the-money put (ATM Put): This is an option to sell a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the Segment Start Date; • Out-of-the-money put (OTM Put): This is an option to sell a position in the Index on the next Segment End Date at a strike price equal to the price of the Index on the most recent Segment Start Date x (1 - Buffer Rate). Note: Dual Direction Segments use two of these options; and • Out-of-the-money binary put (OTM Binary Put): This is a binary put option with a strike price set to the price of the Index on the Segment Start Date x (1 – Buffer Rate), which entitles the seller to pay a specified, fixed payout (equal to the absolute value of the Buffer Rate) on the next Segment End Date, provided that the value of the Index at the end of the term is less than the strike price. The value of the derivative instruments for Dual Direction Segment Options is equal to (ATM Call - OTM Call) x Participation Rate + (ATM Put - OTM Put - (Buffer Rate x OTM Binary Put)) x Downside Participation Rate - OTM Put. On each Business Day, we calculate the value of the derivative instruments for each Index-Linked Segment Option using the Black-Scholes European option pricing formula.

Interim Value Endorsement Athene Annuity and Life Company ICC24 Interim II (05/25) Page 5 ICC24 Interim II (05/25) Statements Each Contract Year, the Company will furnish a statement to the Owner reflecting the following information: (1) the beginning and ending dates of the statement period, (2) the Contract Value at the beginning and end of the statement period, (3) the Interim Value at the beginning and end of the statement period, (4) the Interest Adjustment at the beginning and end of the statement period, (5) amounts credited and debited to the Contract Value, such as Withdrawals and Segment Credits, (6) the Cash Surrender Value at the end of the statement period, and (7) the Death Benefit at the end of the statement period. The Owner may request a statement reflecting current contract values at any time. Termination This endorsement will terminate upon termination of the Contract. Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld

Guaranteed Minimum Death Benefit Endorsement Athene Annuity and Life Company ICC24 GMDB II (05/25) NF Page 1 ICC24 GMDB II (05/25) NF Guaranteed Minimum Death Benefit Endorsement Part of the Contract This endorsement is attached to and made part of your contract and is subject to all terms and conditions of your contract. Any capitalized terms not defined in this endorsement are defined in the contract. To the extent there are any conflicts between this endorsement and your contract, this endorsement will control. The effective date of this endorsement is the Contract Date. Death Benefit If the amount of the Death Benefit provided under your contract is less than the Return of Premium Benefit, then the amount of the Death Benefit will be increased to equal the Return of Premium Benefit. Return of Premium Benefit The “Return of Premium Benefit” is equal to A – B, where: A is the Purchase Payment; and B is the sum of net proceeds from all prior Withdrawals. Net proceeds from prior Withdrawals are equal to the Contract Value withdrawn after the application of Withdrawal Charges, Interest Adjustments, and Equity Adjustments. Death of Owner This endorsement and all its provisions will terminate upon the date of death of the Owner (or the Annuitant if the Owner is not a natural person) except as provided in the Spousal Continuation section of this endorsement. Spousal Continuation If the surviving spouse of the deceased Owner (or the deceased Annuitant if the Owner is not a natural person) is the Beneficiary and elects to continue your contract as provided for in the “Death of an Owner prior to the Annuity Date” provision of your contract, this endorsement and all its provisions will also continue if the surviving spouse becomes the sole Annuitant and sole Owner of your contract. Statements Each Contract Year, the Company will furnish a statement to the Owner reflecting the following information: (1) the beginning and ending dates of the statement period, (2) the Contract Value at the beginning and end of the statement period, (3) the Interim Value at the beginning and end of the statement period, (4) the Interest Adjustment at the beginning and end of the statement period, (5) amounts credited and debited to the Contract Value, such as Withdrawals and Segment Credits, (6) the Cash Surrender Value at the end of the statement period, and (7) the Death Benefit at the end of the statement period. The Owner may request a statement reflecting current contract values at any time. Termination The Owner may not elect to terminate this endorsement once it is effective. This endorsement will terminate upon the earliest of the following dates: (1) the date on which we pay the Death Benefit; (2) the date on which your contract is surrendered for its Cash Surrender Value; (3) the date the Withdrawal Charge Period ends;

Guaranteed Minimum Death Benefit Endorsement Athene Annuity and Life Company ICC24 GMDB II (05/25) NF Page 2 ICC24 GMDB II (05/25) NF (4) the date the Owner changes or an additional Owner is added after the Contract Date, unless the contract is continued by the surviving spouse in accordance with this endorsement; and (5) the date when the Owner is a non-natural person and the Annuitant changes or an additional Annuitant is added after the Contract Date, unless the contract is continued by the surviving spouse in accordance with this endorsement. Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld

Performance Lock Endorsement Athene Annuity and Life Company ICC24 Performance Lock II (05/25) Page 1 ICC24 Performance Lock II (05/25) Performance Lock Endorsement Data Section Minimum Performance Lock Notification Period [2] Business Days prior to a Segment End Date General Endorsement Provisions Part of the Contract This endorsement is attached to and made part of your contract and is subject to all terms and conditions of your contract. Any capitalized terms not defined in this endorsement are defined in the contract (including the Strategy Endorsements). To the extent there are any conflicts between this endorsement and your contract, this endorsement will control. The effective date of this endorsement is the Contract Date. Definitions Performance Lock: The Performance Lock allows you to capture the Performance Lock Value during the Segment Term Period of an Index-Linked Segment Option per the terms of this endorsement. Performance Lock Value: The Performance Lock Value for an Index-Linked Segment Option on any Business Day during a Segment Term Period other than the Segment Start Date and Segment End Date is equal to the Segment Value plus the Equity Adjustment. Both the Segment Value and the Equity Adjustment used will be based on values as of the end of that Business Day after all other transactions have been recorded. There is no Performance Lock Value for Fixed Segment Options. Performance Lock Date: The Performance Lock Date is the Business Day on which a valid Performance Lock request is received by us. Benefit A Performance Lock may be exercised for any of the Index-Linked Segment Options which has a positive Segment Value. A Performance Lock may be exercised at different times for each Indexed-Linked Segment Option during their respective Segment Term Periods (other than on a Segment Start Date or Segment End Date). A Performance Lock may not be applied retroactively and can only be exercised for the entire Segment Value. Partial Performance Locks of the Segment Value are not permitted. You may only exercise a Performance Lock once per Segment Term Period for each Index-Linked Segment Option. We reserve the right to limit the availability of the Performance Lock feature for certain Index-Linked Segment Options. The availability of the Performance Lock feature on each Index-Linked Segment Option is specified on the Segment Contract Schedule. Once you exercise a Performance Lock for a given Index-Linked Segment Option, it is irrevocable for that Segment Term Period. After the end of that Segment Term Period, you may choose to exercise a Performance Lock again during the next Segment Term Period if that Index-Linked Segment Option is still available and has a positive Segment Value.

Performance Lock Endorsement Athene Annuity and Life Company ICC24 Performance Lock II (05/25) Page 2 ICC24 Performance Lock II (05/25) We will use the Performance Lock Value at the end of the Business Day on which we receive your request to exercise a Performance Lock in accordance with our requirements. If we receive a valid request on a non- Business Day or after close of a Business Day, the request will be deemed to be received on the next Business Day. Performance Lock requests will be permitted up to the Minimum Performance Lock Notification Period (shown in the Data Section). When a Performance Lock is exercised, the locked Index-Linked Segment Option will not receive a Segment Credit on the Segment End Date. Instead, the Performance Lock Value for that Segment Option will be transferred on the Performance Lock Date to the one-year Fixed Segment Option. The transferred amount will remain in that Fixed Segment Option until the end of the current one-year Segment Term Period and cannot be re-allocated to Index-Linked Segment Options until that time. Unless you instruct otherwise, the Segment Value in that Fixed Segment Option will be re-allocated at the next Segment End Date proportionately to each Index-Linked Segment Option for which a Performance Lock was exercised based on the following formula: A x (B / (C + D)), where: A is the one-year Fixed Segment Option Segment Value on the Segment End Date; B is the Performance Lock Value for a given Index-Linked Segment Option on its Performance Lock Date; C is the existing one-year Fixed Segment Option Segment Value on the first Performance Lock Date during the current Segment Term Period (before the transfer of the Performance Lock Value); and D is the sum of the Performance Lock Values for each Index-Linked Segment Option that exercised a Performance Lock during the current Segment Term Period. At the next one-year Fixed Segment Option Segment End Date following a Performance Lock, the resulting amount from this formula will be transferred to the same Index-Linked Segment Option for which the Performance Lock was exercised if the same Index-Linked Segment Option is available. If a Performance Lock was exercised for a two-year, three-year, or six-year Segment Option that is no longer available, the resulting amount from this formula will be transferred to that Segment Option’s one-year counterpart. If a one- year counterpart is not available, the resulting amount from this formula will remain in the one-year Fixed Segment Option unless you instruct otherwise. Blaine T. Doerrfeld Secretary /s/ Blaine T. Doerrfeld